Registration Nos. 333
-
25663
811
-
08187

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 33
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 34

AMERICAN FIDELITY SEPARATE ACCOUNT B
(Exact Name of Registrant)

AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA	73114
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, Including Area Code	405.523.2000

Christopher T. Kenney	Jennifer Wheeler
Senior Vice President and	Vice President and Senior Counsel
General Counsel	American Fidelity Assurance Company
American Fidelity Assurance Company	9000 Cameron Parkway
9000 Cameron Parkway	Oklahoma City, Oklahoma 73114
Oklahoma City, Oklahoma 73114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2024 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on May 1, 2024 pursuant to paragraph (a) (1) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Individual variable annuity contracts

AF Advantage
®
Variable Annuity
from

May 1, 2024

AF Advantage
®
Variable Annuity
issued by
American Fidelity Separate Account B
and
American Fidelity Assurance Company
PROSPECTUS
May 1, 2024
American Fidelity Separate Account B (“Separate Account B” or the “Registrant”) is offering individual variable annuity contracts. This prospectus describes all of the material features of the individual contracts available under the AF Advantage
®
Variable Annuity

policy.
AF Advantage
®
Variable Annuity is a fixed and variable deferred annuity policy. You have 11 investment options in the annuity – the Guaranteed Interest Account, a fixed investment option, and 10 variable investment options, each of which corresponds with one of the following eligible portfolios:

American Funds Insurance Series ® Washington Mutual Investors Fund SM International Fund BNY Mellon Stock Index Fund, Inc. BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard
®
Variable Insurance Fund*
Balanced Portfolio
Capital Growth Portfolio
Mid-Cap
Index Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

This prospectus contains important information about the AF Advantage
®
Variable Annuity

and Separate Account B that a prospective investor should know before investing. Please keep a copy of this prospectus for future reference.
If you are a new investor in the policy, you may cancel your AF Advantage
®
Variable Annuity within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may only be used to offer the contract where the contract may be lawfully sold. The contract and certain features described in the contract may only be available in certain states. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at
Investor.gov
.

*	Vanguard is a trademark of The Vanguard Group, Inc.

i

GLOSSARY OF TERMS
Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.
Account value
: The value of the policy during the accumulation phase.
Accumulation phase
:
The period of time between purchasing a policy and receiving annuity payments. Until you begin receiving annuity payments, the annuity is in the accumulation phase.
Accumulation unit
: The unit of measurement used to keep track of the value of a participant’s interest in a sub-account
during the accumulation phase.
Annuitant
: The person on whose life annuity payments are based.
Annuity
: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.
Annuity date
: The date annuity payments begin.
Annuity options
: The
pay-out
methods available to select during the annuity phase.
Annuity payments
: Regular income payments received from the policy during the annuity phase.
Annuity phase
: The period of time during which annuity payments are made.
Annuity unit:
The unit of measure used to calculate annuity payments during the annuity phase.
Assumed Investment Rate:
The assumed annual rate of return used to determine the first annuity payment for a variable annuity option.
Eligible portfolios
: The portfolios that serve as the Separate Account’s underlying investment options. Each sub-account
invests its assets into a corresponding portfolio. Each portfolio (sometimes called a fund) has its own investment objective.
General account
: Our general account consists of all of our assets other than those assets allocated to the separate accounts.
Guaranteed Interest Account
: The fixed investment option within our general account which earns interest.
Investment options
: The eligible investment options consist of (1) the Guaranteed Interest Account, which is our fixed investment option, and (2) the sub-accounts,
which are variable investment options. We reserve the right to add, remove or combine sub-accounts
as eligible investment options.
Policy
: The AF Advantage
®
Variable Annuity.
Policy owner
: The person or entity entitled to ownership rights under a policy.
Policy year:
The annual period that begins on the date of issue and each anniversary of that date. In order to determine a policy owner’s applicable withdrawal charges, this period begins with the date of issue.
Portfolio Companies
: The companies offering the portfolios in which the
sub-accounts
invest.
Purchase payment
: Money invested in the policy by or on behalf of a participant and allocated to a participant’s account.
Separate Account
: The Separate Account is called American Fidelity Separate Account B, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
Sub-account:
An investment option of Separate Account B, which invests its assets in shares of a corresponding eligible portfolio.
We, Us, Our
: American Fidelity Assurance Company, the insurance company offering the contract or policy.
You, Your
: Generally, the policy owner.

ii

iii

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES AND EXPENSES	CROSS-REFERENCE(S)

Charges for Early Withdrawals.
If you withdraw money from the Policy within the first eight policy years, you will be assessed a withdrawal charge. The maximum withdrawal charge will never exceed 8% of the total purchase payments.

For example, if you make an early withdrawal on a $100,000 investment, you could pay a withdrawal charge of up to $8,000.
Fee Table; -Withdrawal Charge; Surrenders and Withdrawals

Transaction Charges.	In addition to withdrawal charges, you may also be charged for transfers between investment options. There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is $25 or 2% of the amount transferred, whichever is less.	Fee Table; -Transfer Charge

The table below describes the fees and expenses that you may pay each year
	, depending on the options you choose. Please refer to your policy schedule for information about the specific fees you will pay each year based on the options you have elected.			Fee Table; Charges

	Annual Fee	Minimum	Maximum

	Base Contract (as a percentage of average account value - only one contract class offered)	1.51%	1.51%

Ongoing Fees and Expenses (annual charges).	Investment options (Portfolio Company fees and expenses as a percentage of net asset value)	0.13%	0.82%

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year
, based on current charges. The estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

1

Lowest Annual Cost: $1,479	Highest Annual Cost: $2,031

Assumes:
•  Investment of $100,000

•  5% annual appreciation

•  Least expensive combination of Contract Class and Portfolio Company fees and expenses

•  No sales charges

•  No additional purchase payments, transfers or withdrawals

Assumes:
•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of contract class and Portfolio Company fees and expenses

•  No sales charges

•  No additional purchase payments, transfers or withdrawals

	RISKS	CROSS-REFERENCE(S)

Risk of Loss.	You can lose money by investing in the policy.	Principal Risks of Investing in the Policy

Not a Short-Term Investment.	A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.	Principal Risks of Investing in the Policy

Risks Associated with Investment Options.	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy (
e.g.
	, Portfolio Companies). Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.	Principal Risks of Investing in the Policy

Insurance Company Risks.	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.	Principal Risks of Investing in the Policy

	RESTRICTIONS	CROSS-REFERENCE(S)

Investments.
At your direction, we will make transfers between any of the investment options to which you have allocated money. We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege, in which case we will provide written notice of any such action.
- Transfers; -Substitution

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Transfers During the Accumulation Phase.
If you make more than 12 transfers in a policy year, we will charge a transfer fee, which will be deducted from your account. The fee is $25 per transfer or 2% of the amount transferred, whichever is less.

Transfers During the Annuity Phase
. During the annuity phase, you may only make one transfer in each policy year.

We reserve the right to remove or substitute Portfolio Companies as investm
e
nt options.

Optional Benefits.	N/A.	None

	TAXES	CROSS-REFERENCE(S)

Tax Implications.	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy, and there is no additional tax benefit to you if the policy is purchased through a tax-qualified
	plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.	Taxes

	CONFLICTS OF INTEREST	CROSS-REFERENCE(S)

Investment Professional Compensation.	The policy is sold exclusively through investment professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer, and who are compensated for selling the policy with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	-Underwriter

Exchanges.	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing other features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	-Underwriter

OVERVIEW OF THE POLICY
In this summary, we discuss some of the important features of your variable annuity policy. You should read the entire prospectus for more detailed information about your policy and Separate Account B.
In this prospectus, we describe the AF Advantage
®
Variable Annuity flexible premium variable and fixed deferred annuity policy that we offer. The annuity policy is a contract between you, as the policy owner, and us, American Fidelity Assurance Company, as the insurance company. Through the annuity policy, we are able to provide a means for you to invest, on a tax deferred basis, in one or more of the sub-accounts,
which are variable investment options, and the Guaranteed Interest Account, a fixed investment option. Each of the sub-accounts
invests in a corresponding eligible portfolio.
The AF Advantage
®
Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long-term
purposes. You should not invest in the AF Advantage
®
Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment. Your policy includes a basic death benefit that will pay your designated beneficiaries the policy value at the time of your death.
Like all deferred annuities, the AF Advantage
®
Variable Annuity has two distinct phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity, at which point your earnings accumulate on a tax deferred basis and are taxed as income only when you make a withdrawal. Similarly,

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during the annuity phase, your earnings are taxed as income only when you receive an annuity payment or otherwise make a withdrawal. A federal tax penalty may apply if you make withdrawals before you are 59
1
⁄
2
. A qualified plan provides
tax-deferral
without having to invest in an annuity policy; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax deferral feature.
The annuity phase begins when you start receiving regular payments under the annuity income options from your policy. If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your policy during the accumulation phase and on the investment performance of the variable investment options you have selected.
When you invest in the policy, you may allocate some or all of your investment to one or more of the sub-accounts
listed below, each of which is a variable investment option, or the Guaranteed Interest Account, which is a fixed investment option.
Additional information about each of the following Portfolio Companies is provided in the Appendix
(see “Appendix: Portfolio Companies Available Under the Contract”).
American Funds Insurance Series
®

– Washington Mutual Investors Fund
SM
American Funds Insurance Series
®
– International Fund
BNY Mellon Stock Index Fund, Inc.
BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard
®
Variable Insurance Fund – Balanced Portfolio
Vanguard
®
Variable Insurance Fund – Capital Growth Portfolio
Vanguard
®
Variable Insurance Fund –
Mid-Cap
Index Portfolio
Vanguard
®
Variable Insurance Fund – Total Bond Market Index Portfolio
Vanguard
®
Variable Insurance Fund – Total Stock Market Index Portfolio
At your direction, we will allocate your purchase payments to one or more of the sub-accounts
listed above and the Guaranteed Interest Account. Our fixed investment option, the Guaranteed Interest Account, offers a guaranteed minimum interest rate. Each of the sub-accounts
invests in a corresponding portfolio. The portfolios offer professionally managed investment choices.
The earnings you accumulate as a result of your investments under the policy are not taxed until you make a withdrawal or receive an annuity payment. If you withdraw any money before 59
1
⁄
2
, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% of the taxable amounts withdrawn. If the policy is issued pursuant to a qualified plan under special tax qualification rules, the entire payment may be taxable. If the policy is not issued pursuant to a qualified plan, earnings are withdrawn first and are taxed as income.
The minimum partial withdrawal is $250 (there are exceptions for withdrawals allowed under 403(b) and hardship provisions), but a withdrawal must not reduce the value of your policy to less than $100.
If you purchased your policy under a 403(b)
tax-deferred
annuity qualified plan and if your employer’s plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The loan will bear interest at an annual interest rate of 5% and will be fully amortized (be repaid by fixed monthly payments applied to principal and interest) over a term not to exceed five years, with fixed payments due monthly (see “Loans”).
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options. State premium taxes may also be deducted.

4

Transaction Expenses

	Policy Year	Withdrawal Charge
Surrender Charge (as a percentage of the amount surrendered)	1	8%
	2	7%
	3	6%
	4	5%
	5	4%
	6	3%
	7	2%
	8	1%
	9+	0%
Exchange Fee* Loan Interest Rate	$25 per transfer or 2% of the amount transferred, whichever is less. 5%.

*
There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is the lesser of $25 or 2% of the amount transferred. (Transfers made through automatic dollar cost averaging and asset rebalancing count toward the free transfers).

The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio Company fees and expenses).

Annual Contract Expenses
	Current Fee		Maximum Fee
Administrative Expenses	$15	*	$36
Base Contract Expenses (as a percentage of average account value)	1.50	%*	1.75%

*
We currently charge lower fees than the maximum allowed under the policy. The current fees and maximum fees we may charge are shown in the Annual Contract Expenses table. Base contract expenses consist of a mortality and expense risk charge of 1.25%, an administrative charge of 0.15%, and a distribution expense charge of 0.10%. We may increase the administrative charge and/or distribution expense charge, but neither will ever be more than 0.25% of the average daily value of your account invested in a portfolio. We may increase the policy maintenance fee, but it will not be more than $36 per policy per year.

5

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the policy. A complete list of Portfolio Companies available under the policy, including their annual expenses, may be found at the back of this document (see “
Appendix: Portfolio Companies Available Under the Contract
”).

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses).	0.13%	0.82%
Example
This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.
The Example assumes that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive and least expensive combination of Annual Portfolio Company Expenses, as indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Maximum Portfolio Company Total Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$10,365	$13,107	$16,535	$25,571

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$2,365	$7,278	$12,446	$25,571
Minimum Portfolio Company Total Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$9,672	$11,131	$13,154	$19,396

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$1,672	$5,180	$8,921	$19,396

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PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risk of Loss. You can lose money by investing in the policy.
Not a Short-Term Investment. The policy is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings. Withdrawals may be subject to tax penalties or other unfavorable treatment (see “Taxes” below).
Risks Associated with Investment Options. Investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of investment options available under the policy (e.g., Portfolio Companies). Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.
Insurance Company Risk. Investment in the policy is subject to the risks related to the Depositor, American Fidelity Assurance Company, including that any obligations (including under the fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company.
GENERAL DESCRIPTION OF THE REGISTRANT, DEPOSITOR AND PORTFOLIO COMPANIES
American Fidelity Assurance Company
We are an Oklahoma stock life insurance company organized in 1960. We are licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa. Our office is located at 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
We have been a wholly owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts. The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
Separate Account B
We established Separate Account B under Oklahoma insurance law in 1996 to hold the assets that underlie the AF Advantage
®
Variable Annuity policies. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is October 27, 1997. The Separate Account is divided into multiple sub-accounts.
We hold Separate Account B’s assets in our name on behalf of Separate Account B, and those assets legally belong to us. Under Oklahoma law, however, those assets cannot be charged with liabilities that arise out of any other business that we conduct. All of the income, gains and losses (realized or unrealized) that result from Separate Account B’s assets are credited to or charged against Separate Account B without regard to our other income, gains and losses. We are obligated to pay all benefits and make all payments under the AF Advantage
®
Variable Annuity.
Portfolio Companies
When you buy an AF Advantage
®
Variable Annuity policy, you can allocate the money you invest under the policy to one or more of Separate Account B’s sub-accounts
and the Guaranteed Interest Account. Each of the
sub-accounts
is a variable investment option and corresponds with one of the Portfolio Companies made available as variable investment options. Information about each Portfolio Company, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-investment
adviser, (iv) current expenses, and (v) performance is available in the Appendix to the prospectus (see “Appendix: Portfolio Companies Available Under the Contract”).

7

Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company, which may be amended from time to time and can be found online at
https://americanfidelity.com/support/annuities/p-1
. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
Voting Rights
Although we legally own the portfolios’ shares, we believe that we must get instructions from you and the other policy owners about how to vote the shares when a Portfolio Company solicits proxies in conjunction with a shareholder vote. When we receive instructions from the policy owners, we will vote all of the shares we own in proportion to the instructions we receive from all policy owners. This type of voting may allow a small number of policy owners to control the outcome of the vote. If we determine that we are no longer required to seek the policy owners’ instructions, we will vote the shares in our own right.
CHARGES
Charges and expenses that exist in connection with the policy will reduce your investment return. You should carefully read this section for information about these expenses.
Insurance Charges
We deduct insurance charges each business day. We include the insurance charge deduction in our calculation of the value of the accumulation and annuity units on a variable basis. The insurance charges include:

•	mortality and expense risk;

•	administrative charge; and

•	distribution expense.
Mortality and Expense Risk Charge.
The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily value of the policy invested in a sub-account,
after expenses are deducted. This charge also compensates us for all the insurance benefits provided by your policy, including the guarantee of annuity rates, the death benefits, and certain other expenses related to the policy, and for assuming the risk that the current charges will not be sufficient to cover the cost of administering the policy in the future.
Administrative Charge.
The administrative charge is equal, on an annual basis, to 0.15% of the average daily value of the policy invested in a sub-account,
after expenses are deducted. We may increase this charge, but it will never be more than 0.25% of the average daily value of your account invested in a sub-account.
This charge, together with the policy maintenance charge described below, is for all the expenses associated with the policy’s administration. Some examples of these expenses include: preparing the policy, confirmations, annual reports and statements, maintaining policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.
Distribution Expense Charge.
The distribution expense charge is equal, on an annual basis, to 0.10% of the average daily value of the policy invested in a sub-account,
after expenses are deducted. We may increase this charge, but it will never be more than 0.25% of the average daily value of your account invested in a sub-account.
This charge compensates us for the costs associated with distributing the policies.
Withdrawal Charge
Any withdrawals you make may be subject to a withdrawal charge. The withdrawal charge compensates us for expenses associated with selling the policy. During the accumulation phase, you can make withdrawals from your policy in the manner described in “Withdrawals.” During the first policy year, we charge a withdrawal fee for each withdrawal. After the first policy year, you may withdraw up to 10% of the value of your policy one time during each policy year without incurring a withdrawal charge. The free withdrawal cannot be carried forward from one policy year to the next. The withdrawal charge is a percentage of the amount withdrawn in excess of the free withdrawal amount as shown in the Fee Table that appears elsewhere in this prospectus.

8

We calculate the withdrawal charge at the time of each withdrawal. The withdrawal charge will never exceed 8% of the total purchase payments. The charge for partial withdrawals will be deducted from the remaining policy value. No withdrawal charge will be applied when a death benefit is paid or we make a payment under any annuity option providing at least seven annual payments or 72 monthly payments.
We may reduce, waive or eliminate the withdrawal charge on policies issued under certain retirement plans or arrangements in certain states or where employer groups or associations negotiate such terms on behalf of their employees. Factors we consider in connection with the reduction, waiver, or elimination of the withdrawal charge may include, but are not limited to, the following:

•	the expected reduction in our sales-related and administrative expenses and/or services;

•	the number of participants under the plan;

•	the type and nature of the retirement plan under which the contract is issued;

•	the expected level of assets and/or cash flow under the plan; and

•	our assessment of financial risk to the Company relating to withdrawals.
We will not reduce the early withdrawal charge in a manner that is unfairly discriminatory against any person.
Note: For tax purposes, withdrawals are considered to have come from the last money you put into the policy. Accordingly, for tax purposes, earnings are considered to come out of your policy first.
There are restrictions on when you can withdraw from a qualified plan known as a Section
 403(b)
tax-deferred
annuity.

For more information, you should read the “Taxes” section of this prospectus.
Transfer Charge
There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is $25 or 2% of the amount transferred, whichever is less. Systematic transfers occurring as a result of automatic dollar cost averaging or asset rebalancing are taken into account when determining any transfer fees assessed.
Policy Maintenance Fee and Portfolio Expenses
The policy maintenance fee is $15. Although we reserve the right to change the policy maintenance fee, the highest fee permitted is $36 per year. The fee will be deducted pro-rata
from the investment options you have chosen. During the accumulation period, the policy maintenance fee will be deducted each year on your policy anniversary date. During the annuity phase, we will deduct the fee pro-rata
from your annuity payments. If you make a total withdrawal any time other than on a policy anniversary date, the full policy maintenance fee will be deducted.
There are also deductions from, and expenses paid out of, the assets of the portfolios. The portfolio expenses are described in the prospectuses for the portfolios.
Taxes
If we have to pay state or other governmental entity (e.g., municipalities) premium taxes or similar taxes relating to your policy, we will deduct the amount of the tax from your policy. Some of these taxes are due when the policy is issued; others are due when your annuity payments begin. We pay any premium taxes when they become payable to the states. Premium taxes generally range from 0% to 3.5%, depending on the state.
We will also deduct from the policy any income taxes which we incur as a result of the policy. Currently, we are not making any such deductions.

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REVENUE SHARING ARRANGEMENTS
American Fidelity Assurance Company’s affiliated broker dealer currently receives additional cash payments in connection with the Portfolio Companies identified below in exchange for American Fidelity Assurance Company’s providing certain administrative services. In consideration for these payments, we agree to perform services such as shareholder servicing, sub-administration
and record-keeping, as well as various other administrative services. These payments do not constitute payment in any manner for investment advisory services and are not otherwise related to investment advisory or distribution services or expenses. These payments are sometimes referred to as “revenue sharing.” Our salespeople do not receive any additional compensation for selling one sub-account
over another, and they do not give any special preference to a fund just because that sub-account
has a more favorable revenue sharing arrangement with us or our affiliated broker dealer.
In connection with your
sub-account
purchase, our affiliated broker dealer is entitled to receive a percentage of the purchased sub-account’s
average daily net assets maintained for our policy owners. These percentages differ based upon the terms of our agreements, which may be terminated at any time. We and our affiliated broker dealer have entered into the following revenue sharing arrangements:

Company (Portfolio Company)	Revenue Sharing %
BNY Mellon Corporation (with regard to BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio)	0.10%
BNY Mellon Corporation (with regard to BNY Mellon Sustainable U.S. Equity Portfolio, Inc.)	0.15%
THE AF Advantage
®
VARIABLE ANNUITY
Owning an AF Advantage
®
Variable Annuity Policy
As the owner of an AF Advantage
®
Variable Annuity policy, you have all the rights under the policy; however, you can name a new policy owner. A change of owner will revoke any prior designation of owner. Ownership changes must be sent to our home office on a form we accept. The change will go into effect at the time the form is signed, subject to any payments we make or other actions we take before we record it. We will not be liable for any payment made or action taken before we record a change in ownership. The policy owner designated at the time the policy is issued will remain the owner unless changed.
A change of ownership may be a taxable event.
If your policy is issued pursuant to a qualified plan, your ability to change ownership may be limited.
Spouses may own a
non-qualified
policy jointly. Upon the death of either joint owner, the surviving spouse will be the primary beneficiary. If a non-spouse
is designated as the beneficiary of a jointly-owned policy, the designation will be treated as creating a contingent beneficiary unless otherwise indicated in a form we accept.
Naming a Beneficiary
The beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.
The beneficiary is named at the time the policy is issued, but you can change the beneficiary of your policy at any time during the annuitant’s life unless you name the beneficiary as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her written consent. To change your beneficiary, you must send a request to our home office on a form we accept. The change will go into effect when signed, subject to any payments we make or action we take before we record the change. A change cancels all prior beneficiaries, except any irrevocable beneficiaries. The interest of the beneficiary will be subject to any assignment of the policy which is binding on us, and any annuity option in effect at the time of the annuitant’s death.

10

Assigning the Policy
During the annuitant’s life, you can assign some or all of your rights under the policy to someone else. A signed copy of the assignment must be sent to our home office on a form we accept. The assignment will go into effect when it is signed, subject to any payments we make or other actions we take before we record it, and a change in owner will revoke any prior designation of owner. We will not be liable for any payment made or action taken before we record an assignment. The policy owner designated at the time the policy is issued will remain the owner unless changed. We are not responsible for the validity or effect of any assignment. If there are irrevocable beneficiaries, you need their written consent before assigning your ownership rights in the policy. Any assignment made after the death benefit has become payable will be valid only with our consent. If the policy is assigned, your rights may be exercised only with the consent of the assignee of record.
Please note that an assignment may be a taxable event, and if the policy is issued pursuant to a qualified plan, your ability to assign it may be limited.
PURCHASING AN AF Advantage
®
VARIABLE ANNUITY POLICY
Purchase Payments
Once we receive your application in good order, we will issue your policy. Purchase payments will be allocated among the investment options according to your instructions within two business days. We will contact you if additional information is required to complete the application process. We reserve the right to reject any application or purchase payment. At the time you buy the policy, the annuitant cannot be older than 85 years old or the maximum age permitted under state law.
Purchase payments may be made at any time during the accumulation phase. If an application in good order and initial purchase payment are received the same day, the initial purchase payment will be credited to the policy within two business days. Purchase payments received by 3:00pm Central Time will be credited to the policy the same business day. Purchase payments received after 3:00pm Central Time will be credited the following business day. The minimum amount of each purchase payment is $25. All payment allocations among the investment options must be in whole percentages and, when added together, must total 100%.
Accumulation Units
Each
sub-account
has its own value. If you allocate your purchase payments to any of the variable investment options, the value of that portion of your policy will fluctuate depending upon the investment performance of the portfolio(s) corresponding with the sub-account(s)
to which you allocated your purchase payments. (This is not true if you invest solely in the Guaranteed Interest Account.) The value of your policy will also depend on the expenses of the policy. In order to keep track of the value of your interest in the sub-accounts
during the accumulation period, we use a measurement called an accumulation unit.
We calculate the value of accumulation units after the New York Stock Exchange closes and then credit each account accordingly. On each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, we determine the value of an accumulation unit for each sub-account
by dividing the total value of a
sub-account’s
net assets by the number of the
sub-account’s
outstanding accumulation units. The value of an accumulation unit relating to any sub-account
may go up or down from day to day.
When you make a purchase payment, we credit your policy with accumulation units using the accumulation unit value next determined after we receive the purchase payment. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a sub-account
by the value of the accumulation unit for that
sub-account.
The following example illustrates how we calculate the number of accumulation units that should be credited to your participant account when you make a purchase payment.

11

Example
On Thursday, we receive an additional purchase payment of $100 from you. You allocate this amount to the Vanguard
®
Variable Insurance Fund Total Stock Market Index Portfolio
sub-account.
When the New York Stock Exchange closes on that Thursday, we determine that a sub-account
accumulation unit for the Vanguard
®
Variable Insurance Fund Total Stock Market Index Portfolio is valued at $44.19. To determine the increased value of your policy, we divide $100 by $44.19 and credit your policy on Thursday night with 2.26 accumulation units for the Vanguard
®
Variable Insurance Fund Total Stock Market Index Portfolio
sub-account.
Underwriter
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
The policies are sold exclusively through investment professionals who are registered representatives of the underwriter. American Fidelity Securities, Inc.’s registered representatives are paid a base salary to serve American Fidelity Assurance Company’s existing customers and solicit new customers. They also receive a commission based on the American Fidelity Assurance Company annuity policies that they sell and premium increases. This creates the conflict in that if they do not sell new policies or obtain premium increases, they do not get paid a commission.
Investment Options
When you buy an AF Advantage
®
Variable Annuity policy, you can allocate the money you invest under the policy to one or more of Separate Account B’s sub-accounts
and the Guaranteed Interest Account. Each of the
sub-accounts
is a variable investment option and corresponds with one of the portfolios listed in the Appendix (see “Appendix: Portfolio Companies Available Under the Contract”).
Shares of each of the Portfolio Companies are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated. None of the Portfolio Companies believe that offering its shares in this manner will be disadvantageous to you. Nevertheless, the board of trustees or the board of directors, as applicable, of each Portfolio Company intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and in order to determine what action, if any, should be taken. If such a conflict were to occur, one or more of the insurance company separate accounts might withdraw their investments from a Portfolio Company. An irreconcilable conflict might result in the withdrawal of a substantial amount of a portfolio’s assets which could adversely affect such portfolio’s net asset value per share.
Interests in the Guaranteed Interest Account are not registered under the Securities Act of 1933 because of certain exemptive and exclusionary provisions. The Guaranteed Interest Account also is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interests in it are subject to the provisions of these Acts. The SEC staff has not necessarily reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Substitution
We reserve the right to add or remove
sub-accounts
as investment options. At our discretion, we may substitute another eligible investment option for any one of the portfolios available under the AF Advantage
®
Variable Annuity policy. If we decide to make a substitution, we will give you notice of our intention. A substitution will not be made without prior notice to you and the prior approval of the SEC to the extent required by the Investment Company Act of 1940, as amended.
Transfers
At your direction, we will make transfers between any of the investment options to which you have allocated money. We reserve the right to limit the number of transfers that may be made. All of the transfers you make in any one day count as one transfer. All transfers must be in whole percentages. We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege, in which case we will provide written notice of any such action.

12

Transfers During the Accumulation Phase.
If you make more than 12 transfers in a policy year, we will charge a transfer fee, which will be deducted from your account. The fee is $25 per transfer or 2% of the amount transferred, whichever is less. In order to make a transfer, you must transfer at least $500 from the investment option from which you are making the transfer, unless the full amount of the investment option is valued at less than $500, in which case you must transfer the entire amount. All transfers must be in whole percentages.
Transfers During the Annuity Phase
. During the annuity phase, you may only make one transfer in each policy year. You may make transfers among the variable investment options or from any of the variable investment options to the Guaranteed Interest Account option. There is no transfer fee charged for the one transfer. You cannot make a transfer from the Guaranteed Interest Account Option to a variable investment option.
Automatic Dollar Cost Averaging
Our automatic dollar cost averaging system allows you to transfer an established amount of money on a regular basis from the Guaranteed Interest Account (GIA) to one or more of the investment options. A minimum balance of $10,000 is required to be held in the GIA to enroll in the automatic dollar cost averaging program. The minimum amount that may be transferred from the GIA to an investment option in this way is $500. Only the GIA can be used as a source of the transfer. By transferring the same amount on a regular schedule instead of transferring the entire amount at one time, you may be less susceptible to the impact of market fluctuations. Automatic dollar cost averaging is only available during the accumulation phase. If you participate in automatic dollar cost averaging, the transfers made under the program are taken into account in determining any transfer fee. When automatic dollar cost averaging programs are effective, Asset Rebalancing programs will not be allowed.
Example
Assume that you want to move $1,000 each quarter from one investment option to another over six quarters. You set up automatic dollar cost averaging and purchase Accumulation Units at the following values:

Quarter	Accumulation Unit Value	Units Purchased
1	$20.00	50
2	$10.00	100
3	$50.00	20
4	$25.00	40
5	$40.00	25
6	$20.00	50
You paid an average cost of only $21.05 per Accumulation Unit over six quarters, while the average market price was actually $27.50. By investing an equal amount of money each quarter, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high.
This example is for illustration purposes only.
Asset Rebalancing
After you allocate your money to investment options, the performance of the different investment options may cause the balances of those investment options to differ from your original allocations. At your direction, we will automatically rebalance your investment options to match the allocations on file at the time of enrollment in the asset rebalancing program. For example, if your selected percentages specified 20% of policy value allocated to the sub-account
investing in underlying Portfolio Company X, 70% of policy value allocated to the sub-account
investing in underlying Portfolio Company Y, and 10% of policy value allocated to the sub-account
investing in underlying Portfolio Company Z, and investment performance caused those allocations to change, we would

13

rebalance back to those percentages. You must complete a new asset rebalancing form to change the allocations used to rebalance your account. Asset rebalancing is only available during the accumulation phase. If you participate in the asset rebalancing program, the transfers we make for you are taken into account in determining any transfer fee. When asset rebalancing programs are effective, automatic dollar cost averaging programs will not be allowed.
Frequent Purchases and Redemptions
Market timing policies and procedures are designed to address the excessive short-term trading of investment company securities that may be harmful to the remaining policy owners. Although market timing by policy owners is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive policy owners who engage in various long-term or passive investment strategies.
We have identified the possibility that policy owners may attempt to use market timing strategies in connection with Separate Account B, which includes variable investment options, as well as a fixed annuity account option. Market timing can be accomplished by switching back and forth between investment options. Market timing can make it very difficult for a Portfolio Company to manage an underlying portfolio’s investments. Frequent transfers may cause a Portfolio Company to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For these reasons, the policy was not designed for persons who make programmed, large, or frequent transfers.
In light of the risk posed to policy owners and other portfolio investors by market timing, we reserve the right, at any time and without prior notice, to end, suspend or change the ability of policy owners to transfer assets between investment options, as allowed by state law, if we detect suspicious transfer activity. In furtherance of this general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

•	We assess a charge against policy owners who make transfers between investment options more than 12 times per year during the accumulation phase.

•	We only allow one transfer per year during the annuity phase (unless the policy owner has elected a fixed annuity option, in which case no transfers are allowed).

•
We may impose specific restrictions on transactions for certain investment options, including, but not limited to, the ability to suspend or terminate the offering of an investment option, based on the transfer restriction policies of the underlying portfolios. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this policy.

•	We do not accept telephone transactions.

•	We reserve the right to postpone payment from the Guaranteed Interest Account for a period of up to six months.

•
We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in
withdrawals, interfund transfer requests received by facsimile, and electronic transfers through our website. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

•
If a policy owner attempts to avoid the restrictions on their ability to transfer among investment options by withdrawing funds and reinvesting, the policy owner will be assessed a withdrawal charge of up to 8% at the time of each withdrawal. While not designed specifically to discourage market timing activities, these expenses have a tendency to discourage them.

Although we may exercise our discretion on a
case-by-case
basis, we anticipate applying our policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries. However, because we do retain the right to exercise our discretion on a case by case basis, certain policy owners may be able to successfully use market timing strategies in connection with Separate Account B.

14

Although our transfer restrictions are designed to prevent excessive transfers, the restrictions are not capable of preventing every potential occurrence of excessive transfer activity, particularly with regard to electronic transfers. We continue to believe, however, that our transfer restrictions provide adequate protection to policy owners and other portfolio investors from the risks generally associated with market timing.

15

RECEIVING PAYMENTS FROM THE ANNUITY
Annuity Date
Any time after you invest in a policy, you can select an annuity date, which is the month and year in which you will begin receiving regular income payments (the annuity payments) from the policy. You must notify us of your desired annuity date at least 30 calendar days before you want to begin receiving annuity payments. You may change the annuity date by written request any time before the original annuity date. Any change must be requested at least 30 calendar days before the new annuity date.
The duration of your annuity phase will impact the amount of your annuity payments. Choosing an early annuity date may increase the duration of your annuity phase, which will decrease the amount of your annuity payments.
The earliest date you may request commencement of your annuity payments is 30 calendar days after we issue your annuity policy. The annuity date may not be later than your 85 th
birthday (or the annuitant’s 85
th
birthday, if you are not the annuitant) or the maximum date permitted under state law, whichever is earlier. The annuity date may not be later than the earliest of the distribution date required by (i) federal law, (ii) the contract owner’s tax-qualified
plan, or (iii) if applicable, state law.
Selecting an Annuity Option
The annuity options allow you to choose the form of annuity payments you receive. In order to receive annuity payments under an annuity option, you must give us notice of the annuity option of your choice at least 30 calendar days before the annuity date. If no option is selected, we will make annuity payments to you in accordance with Option 2 below. Prior to the annuity date, you may change the annuity option selected by written request. Any change must be requested at least 30 calendar days prior to the annuity date. If an option is based on life expectancy, we will require proof of the payee’s date of birth.
Annuity Payments
Annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually. Electing to receive payments less frequently will increase the individual payment amount. However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment. Annuity payments can be made under Options 1, 2 or 3 on a variable basis (which means they will be based on the investment performance of the variable investment options) and/or on a fixed basis (which means they will come from the Guaranteed Interest Account). Payments under Option 4 can only come from the Guaranteed Interest Account (fixed annuity). Depending on your election, the value of your policy (adjusted for the policy maintenance fee and any taxes) will be applied to provide the annuity payment.
If you choose to have any portion of your annuity payments come from the variable investment options, the dollar amount of each of your monthly payments will depend upon three things:

•	the value of your policy in the variable investment options on the annuity date,

•	the assumed investment rate used in the annuity table for the policy, and

•	the performance of the portfolios that correspond with the sub-accounts you selected.
More than one assumed investment rate is available. You may select either a 1%, 3% or 5% annual rate of return as the assumed investment rate. If one is not chosen, the assumed investment rate will be 3%. If the actual net annual rate of return of your variable investment options exceeds your chosen assumed investment rate, your annuity payments will increase. Similarly, if the actual net annual rate of return of your variable investment options is less than your chosen assumed investment rate, your annuity payments will decrease. If you choose a higher assumed investment rate, your initial annuity payment will be higher. Subsequent payments will be only slightly higher when actual performance (less any deductions and expenses) is more than the assumed rate and will decrease more rapidly when actual performance (less any deductions and expenses) is less than the assumed rate. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

16

You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change your annuity option and you will not be able to make withdrawals of account value amounts.

OPTION 1	Lifetime Only Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.

OPTION 2	Lifetime Annuity with Guaranteed Periods	We will make monthly payments for the guaranteed period selected, and thereafter during the life of the annuitant. When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death. The guaranteed period may be 10 years or 20 years.

OPTION 3	Joint and Survivor Annuity	We will make monthly payments during the joint lifetime of two people, usually spouses. Generally, when an annuity option is based on two lives instead of one, the amount of the monthly annuity income is less during the joint lifetime of the annuitants than it would be otherwise. Payments will continue during the lifetime of the survivor of those two people and will be computed on the basis of 100%, 66 2/3% or 50% of the annuity payment in effect originally. If the annuitants choose a reduced payment to the surviving annuitant, fixed annuity payments will be equal to 66 2/3% or 50%, as applicable, of the fixed annuity payment during the period while both annuitants were still living; while variable annuity payments will be determined using 66 2/3% or 50%, as applicable of the number of annuity units credited to the account as of the date of the death of the first annuitant.

OPTION 4	Period Certain	We will make monthly payments for a specified period. The specified period must be at least five years and cannot be more than 30 years. This option is available as a fixed annuity only. When the annuitant dies, any amounts remaining under the specified period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death.

17

SURRENDERS AND WITHDRAWALS
You may withdraw cash from your account by redeeming all or part of the accumulation units in your account at any time during the accumulation phase, before we begin making annuity payments to you. After we begin making annuity payments, no withdrawals or redemptions may be made. Any partial withdrawal must be at least $250, although we may make exceptions for hardship. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for withdrawal on a form we accept. The withdrawal charge, the policy maintenance fee and any taxes due will be deducted from the amount withdrawn before you receive it. We will deduct a proportionate amount of the money you withdraw from each of your investment options. If you do not want the withdrawal to come from each of your investment options proportionately, you must specify the investment options from which the withdrawal is to be made, using a form we accept. We reserve the right to distribute the full amount of your account if, after a withdrawal, the value of your policy is less than $100, if permissible under the Internal Revenue Code of 1986, as amended.
Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
A withdrawal is a redemption of accumulation units. If accumulation units are redeemed, the number of accumulation units in your account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn, divided by the applicable accumulation unit value next computed after we receive the withdrawal request. If you make a withdrawal request, and we receive your request prior to 3:00 p.m. Central Time, your withdrawal request will be processed on the same business day. Withdrawal requests received after 3:00 p.m. Central Time will be processed on the next business day. Withdrawal proceeds will be mailed or delivered by ACH direct deposit within seven calendar days of the date on which we receive your withdrawal request.
If you cancel your policy within 30 calendar days after receiving it, you will get a refund of either the amount you paid for your policy or the value of your policy, whichever is more. In the event of a refund, we determine the value of your policy on either the day we receive the policy at our home office or the day our agent receives the policy, whichever occurs earlier.
Restrictions exist concerning when you can withdraw money from a qualified plan referred to as a 403(b)
Tax-Deferred
Annuity or 401(k) plan. For a more complete explanation, see “Taxes” and the related discussion in our Statement of Additional Information.
Systematic Withdrawal Program
After you have owned your policy for one year, you can participate in our systematic withdrawal program. If you participate in this program you cannot exercise the 10% free withdrawal option discussed elsewhere in this document. If you withdraw more than the 10% free withdrawal amount using the systematic withdrawal program, you will incur a withdrawal charge. During the policy year in which systematic withdrawals begin, the 10% free withdrawal amount will be based on the value of your policy on the business day before you request systematic withdrawals. After your first year in the withdrawal program, the free withdrawal amount will be based on the value of your policy on the most recent policy anniversary. Systematic withdrawals can be made monthly, quarterly or semi-annually.
The $250 minimum withdrawal discussed above does not apply to withdrawals made under the systematic withdrawal program. For example, you could specify that $100 be withdrawn each quarter, and the $100 would be taken pro rata from your investment options automatically. We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time.

Income taxes and tax penalties may apply to systematic withdrawals.
Suspension of Payments or Transfers
We may be required to suspend or postpone payments or withdrawals or transfers for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or we cannot reasonably value the fund shares; or

•	during any other period when, by order, the Securities and Exchange Commission permits such suspension or postponement for the protection of investors.

18

We reserve the right to defer payment for a withdrawal or transfer from the Guaranteed Interest Account for the period permitted by law but not for more than six months.
BENEFITS AVAILABLE UNDER THE POLICY
The following table summarizes information about the benefits available under the policy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Transfer of the benefit of your policy upon the death of the annuitant for the benefit of the person or entity named as beneficiary.	Standard	None	• Withdrawals may significantly reduce the benefit.

Automatic Dollar Cost Averaging	Allows you to transfer an established amount of money on a regular basis from the Guaranteed Interest Account (GIA) to an investment option.	Standard	None
•  The minimum amount that may be transferred from the GIA to an investment option is $500.

•  Only the GIA can be used as a source of the transfer.

•  Only available during the accumulation phase.

•  A minimum balance of $10,000 is required to be held in the GIA to enroll in the program.

Asset Rebalancing	Allows you to have your investments rebalanced to your percentage allocation selection.	Standard	None	• Only available during the accumulation phase.

Systematic Withdrawal Program	Allows you to receive periodic withdrawals.	Standard	None
•  Program available after first policy year.

•  Withdrawal charge applies to amounts withdrawn over the 10% free withdrawal.

•  Withdrawals may occur on a monthly, quarterly, semi-annual, or annual basis.

•  We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time.

19

Death Benefit Amount Before Annuity Date
In the event of death prior to the annuity date, the amount of the death benefit will be the greater of: (1) the purchase payments you have made, less any amounts withdrawn and any applicable withdrawal charges; or (2) the value of the policy minus the policy maintenance charge and taxes, if any, determined on the business day we receive proof of death.
Death of Owner

Before Annuity Date
If you die before the annuity date, the death benefit will be paid to the beneficiary. If you and your spouse are joint owners, when a joint owner dies, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other person designated as a beneficiary at the time of death will be treated as a contingent beneficiary. References to “beneficiary” in this section refer, first, to a surviving spouse joint owner, if any, and second, to another designated beneficiary.
If you die before the annuity date, the beneficiary must designate the manner in which the death benefit will be paid. A non-spouse
beneficiary must select from the death benefit payment options set forth below, and any portion of the death benefit not applied under an annuity option must be distributed within five years of the date of death:

•	lump sum payment;

•	payment of the entire death benefit within five years of the date of your death; or

•	payment of the death benefit under an annuity option, beginning within one year of your death, for a period not to exceed the life expectancy of the beneficiary.
If the beneficiary is your spouse, he or she may choose to continue the policy in his or her own name at the current value of the policy or select one of the following death benefit payment options:

•	lump sum payment; or

•	apply the death benefit to an annuity option.
If the deceased owner was also the annuitant, and the spousal beneficiary continues the policy or applies the death benefit to an annuity option, the spousal beneficiary will become the new annuitant.
If a lump sum payment is requested by the beneficiary, we will pay the amount within seven calendar days of receipt of proof of death and receipt of the election of payment option, unless the suspension or deferral of payments provision is in effect. The beneficiary may designate a death benefit payment option (other than a lump sum payment) only during the first 60 calendar days after we receive proof of death. If the beneficiary does not select a payment option during that
60-day
period, the death benefit will be paid in a lump sum.
Death of Owner After the Annuity Date
If you are not the annuitant, and you die during the annuity period, any remaining payments under the annuity option elected will continue at least as rapidly as they were being paid at your death. When any owner dies during the annuity period, the beneficiary becomes the owner. Upon the death of any joint owner during the annuity period, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.
Death of Annuitant Before the Annuity Date
If you are not the annuitant, and the annuitant dies before the annuity date, the death benefit will be paid to the beneficiary in a lump sum within five years of the date of death. If the owner is not an individual (e.g., the owner is a corporation), the death of the annuitant will be treated as the death of the owner.
Death of Annuitant After the Annuity Date
If the annuitant dies on or after the annuity date, the death benefit, if any, will be as set forth in the annuity option elected. Death benefits will be paid at least as rapidly as they were being paid at the annuitant’s death.

20

LOANS
If your employer’s plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The value of your policy in the Guaranteed Interest Account serves as the security for the loan. If the loan amount exceeds the value of your policy in the Guaranteed Interest Account, we will withdraw amounts from your other sub-accounts
on a pro rata basis, based on your investment allocations, and transfer such amounts to the Guaranteed Interest Account to cause the value of your policy in the Guaranteed Interest Account to be equal to the loan amount. Amounts in the Guaranteed Interest Account earn interest daily at an annual rate equal to the guaranteed minimum interest rate described in the policy. The loan cannot be more than $50,000 or one-half
of the value of your policy, whichever is smaller. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan we will make is $1,000. We can change this amount at our discretion.
We charge an annual interest rate of 5% on any loans that you take against your policy. The loan will be amortized over a term not to exceed five years with fixed payments due monthly, beginning on the calendar month following the execution of the loan agreement, on the applicable payment date. You may not make withdrawals while you have an outstanding loan against your policy. You may prepay your loan at any time without penalty.
If you fail to make a loan payment within 90 calendar days after the payment due date,

the loan will be in default. Upon default, the outstanding principal balance of your loan plus accrued and unpaid interest thereon will become immediately due and payable and will be treated as taxable income to you for the tax year of the default. Satisfaction of any unpaid loan principal balance plus accrued and unpaid interest from the Guaranteed Interest Account will only occur when you qualify for a plan distribution under the federal tax guidelines. If the loan is in default and you do not yet qualify for a distribution to satisfy the outstanding loan principal and interest balance due, the loan will continue to accrue interest (but such interest accruals will not result in additional deemed distributions). Any amounts which may become taxable will be reported as plan distributions and will be subject to income tax and tax penalties, if applicable. There are special repayment guidelines available to you for personal or military leave. If a leave of absence is anticipated, you should contact us for assistance.
Upon your death, any outstanding loan balance not yet reported to you as income will become taxable income to your estate. The beneficiary will receive the death benefit reduced by the loan balance. If annuity payments begin while there is an outstanding loan, the value of the Guaranteed Interest Account will be reduced by the loan balance.
For specific tax treatment regarding certain types of loans, please refer to the “Taxes” section immediately below.
TAXES
The following general tax discussion is not intended as tax advice. You should consult your own tax advisor about your personal circumstances.
American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Annuity Policies in General
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”) governs the taxation of annuities. It generally provides that you will not be taxed on any increase in the value of your policy until a distribution occurs – either as a lump sum payment or as annuity payments.
When a
non-natural
person, such as a corporation or certain other entities other than tax-qualified
trusts, owns the policy, it will generally not be treated as an annuity for tax purposes. This means that any increase in the value of such a policy may be taxed as ordinary income every year.

21

If you purchase a policy under a retirement plan (“Qualified Plan”) that receives favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), your policy is referred to as a qualified plan policy. Examples of qualified plans are 401(a) pension and profit-sharing plans, 401(k) plans, and 403(a) qualified pension, profit-sharing or annuity plans, 403(b)
tax-deferred
annuity plans, H.R. 10 Plans (sometimes referred to as Keogh plans) and Individual Retirement Annuities, including Roth IRAs and Tax Deferred Annuities. Qualified Plans may be used by corporations, partnerships and self-employed individual. Benefits under a Qualified Plan may be subject to the terms and conditions of the Qualified Plan regardless of the terms and conditions of the contracts issued pursuant to the plan.
If you do not purchase the policy under a qualified plan, your policy is referred to as a non-qualified
policy.
Non-Qualified
Policies
Tax Treatment of Withdrawals, Surrenders and Distributions
The cost basis of a
non-qualified
policy is generally the sum of the purchase payments for the policy. The taxpayer will generally have to include in income the portion of any payment from a non-qualified
policy that exceeds the portion of the cost basis (or principal) of the policy which is allocable to such payment. The difference between the cost basis and the value of the non-qualified
policy represents the increase in the value of the policy. The taxable portion of a payment from a non-qualified
policy is generally taxed at the taxpayer’s marginal income tax rate.
Partial Withdrawals
. A partial withdrawal refers to a withdrawal from a
non-qualified
policy that is less than its total value and that is not paid in the form of an annuity. Usually, a partial withdrawal of the value of a non-qualified
policy will be treated as coming first from earnings (which represent the increase in the value of the policy). This portion of the withdrawal will be included in the taxpayer’s income. After the earnings portion is exhausted, the remainder of the partial withdrawal will be treated as coming from the taxpayer’s principal in the policy (generally the sum of the purchase payments). This portion of the withdrawal will not be included in income.
Surrenders
. If a taxpayer surrenders a
non-qualified
policy and receives a lump sum payment of its entire value, the portion of the payment that exceeds the taxpayer’s then remaining cost basis in the policy will be included in income. The taxpayer will not include in income the part of the payment that is equal to the cost basis.
Tax Treatment of Annuity Payments
If a taxpayer receives annuity payments from a
non-qualified
policy, a fixed portion of each payment is generally excludable from income as a tax-free
recovery of cost basis in the policy and the balance is included in income. The portion of the payment that is excludable from income is determined under detailed rules provided in the Code (which in general terms determine such excludable amount by dividing the cost basis in the policy at the time the annuity payments begin by the expected return under the policy). If the annuity payments continue after the cost basis has been recovered, the additional payments will generally be included in full in income.
Penalty Tax on Distributions
Generally, a penalty equal to 10% of the amount of any payment that is includable in the taxpayer’s income will apply to any distribution received from a non-qualified
policy in addition to ordinary income tax. This 10% penalty will not apply, however, if the distribution meets certain other exceptions which may apply under Section 72 of the Code.
Required Distributions
Generally, if the owner/annuitant dies before annuity payments begin, the amounts accumulated under the non-qualified
policy either must be distributed within five years of death or must begin to be paid within one year of death under a method that will pay the entire value of the policy over the life (or life expectancy) of the beneficiary

22

under the policy. However, if the owner’s spouse is the beneficiary under the policy, these rules involving required distributions in the event of death will be applied as if the surviving spouse had been the original owner of the policy. If the owner/annuitant dies after annuity payments have begun, payments generally must continue at least as rapidly as under the method in effect at death (unless such method provides that payments stop at death).
Payments under the policy made in the form of an annuity are taxable at ordinary income rates to the extent they exceed the portion of your investment in the contract that is allocated to the payment. The portion of the payment which is allocated to your investment is referred to as the “Exclusion Ratio”. It is determined at the time your policy is converted into an annuity for distribution by dividing your total investment by the total of the annuity payments expected to be made under your policy. Once you have recovered your entire investment in the policy all payments are fully taxable.
The policy provides that when the annuitant dies prior to the annuity date, a death benefit will be paid to the person designated as the beneficiary. If the owner of the policy is not the annuitant, such payments made when the annuitant dies do not qualify for the death of owner exception described above, and will be subject to the 10% tax penalty unless the beneficiary is 59
1
⁄
2
years old or one of the other exceptions to the penalty applies.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income of high income individuals. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. You should consult a tax adviser if this additional tax may apply to you.
Policies Owned By Other Than Natural Persons
Under Section 72(u) of the Code, the investment earnings on purchase payments for the policies will be taxed currently to the owner if the owner is a non-natural
person, e.g., a corporation or certain other entities. Such policies generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to policies held by a trust or other entity as an agent for a natural person nor to policies held by qualified plans. Purchasers should consult their own tax counsel or other tax advisor before purchasing a policy to be owned by a non-natural
person.
Income Tax Withholding
Distributions or the portion thereof which is includible in the gross income of the owner may be subject to federal income tax withholding.
Qualified Plan Policies
Special Tax Treatment for Lump Sum Distributions from Qualified Plans.
If the taxpayer receives an amount from a Qualified Plan issued pursuant to a qualified plan policy and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.
Special Rules for Distributions that are Rolled Over.
Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over to another Qualified Plan or a traditional IRA directly from a Qualified Plan or within 60 days of receipt from a Qualified Plan policy in accordance with the provisions of the Code.
These special rules allow for the rollover to occur without taxation but only apply to distributions that qualify as “eligible rollover distributions” under the Code.

23

Distributions in the Form of Annuity Payments.
If any distribution from a Qualified Plan Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer’s
“after-tax”
contributions to the contract (and any other cost basis in the contract). To the extent the annuity payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.
Penalty Tax on Withdrawals prior to age 59
1
⁄
2
.
Generally, there is a penalty tax equal to 10% of the portion of any payment prior to age 59
1
⁄
2
from a Qualified Plan Contract that is included in income unless the withdrawal is by reason of death, disability, or as part of a series of payments for life or life expectancy following a separation from service or other exceptions which may apply.
Required Distributions.
A Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code including:
• For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 72 (73 for individuals who turn 72 after December 31, 2022 and age 73 before January 1, 2033; 75 for individuals who turn 74 after December 31, 2032) or the calendar year in which the taxpayer retires;
• For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 72 (73 for individuals who turn 72 after December 31, 2022 and age 73 before January 1, 2033; 75 for individuals who turn 74 after December 31, 2032); and
• When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.
In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer’s death. The applicable plan documents will contain such rules.
Tax-Deferred
Annuities Used Under 403(b) Plans
The Code limits the withdrawal of purchase payments made by owners from certain tax-deferred
annuities used to fund 403(b) plans. Withdrawals can only be made when an owner:

•	reaches age 59 1 ⁄ 2 ;

•	leaves his/her job;

•	dies; or

•	becomes disabled (as that term is defined in the Code).
A withdrawal may also be made in the case of hardship, if allowed by the plan. Hardship distributions can be made from employer contributions as well as earnings on contributions. Additionally, a withdrawal may be made in situations to which Section 72(t)(2)(G) of the Code applies (regarding individuals called to active military duty).
Multiple IRA Contracts
For purposes of determining the tax consequences of any distributions made pursuant to IRAs, SEPs and salary reduction SEPs (“IRA Contracts”), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.
Tax Treatment of Assignments
Contracts issued pursuant to Qualified Plans generally may not be assigned. The assignment or pledge of an IRA Contract or non-qualified
policy may be a taxable event. The owner of a contract should consult competent tax advisers before assigning or pledging the contract.

24

Roth Contributions
Qualified distributions from designated Roth accounts are free from federal income tax. A qualified distribution requires that an individual has held the designated Roth account for at least five years and, in addition, that the distribution is made either after the individual reaches age 59
1
⁄
2
or on the individual’s death, disability, or hardship event. The 10% penalty tax and the regular exceptions to the 10% penalty tax apply to taxable distributions from a Roth account. Amounts may be rolled over from an individual’s designated Roth account to another designated Roth account or a Roth IRA established for the individual.
Currently, we do not permit designated Roth contributions to this policy. However, we may permit policy owners to make Roth contributions in the future.
Individual Retirement Annuities
Under applicable limitations, certain amounts may be contributed to an “Individual Retirement Annuity” (“IRA”) which may be deductible from the individual’s gross income. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Under certain conditions, distributions from other IRAs and other qualified plans may be rolled over or transferred on a tax-deferred
basis into an IRA. Purchasers of policies to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.
Roth IRAs
Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59
1
⁄
2
; on the individual’s death or disability; or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual or any child, grandchild, or ancestor of such individual or the individual’s spouse. Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.
Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth
IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.
Purchasers of policies to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.
Tax-Deferred
Annuities/Loans
If a policy is issued pursuant to a 403(b)
Tax-Deferred
Annuity, the owner may take a loan under the policy if the employer’s plan allows, at any time before annuity payments begin. However, no loans will be made during the first policy year. The security for the loan will be the value of the policy invested in the Guaranteed Interest Account. The loan cannot be more than the lesser of $50,000 or one-half
of the value of the policy. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan amount is $1,000 (which can be changed at our discretion). You may not make withdrawals while you have an outstanding loan against your policy.
A loan is treated as a distribution for tax purposes to the extent the loan amount exceeds the lesser of: (1) the greater of 50% of the Owner’s vested account balance or $10,000; or (2) $50,000, reduced by the Owner’s highest outstanding loan balance during the preceding
12-month
period. If all or a portion of a loan is treated as a distribution, any amounts which are treated as distributions may become taxable and will be subject to income tax and penalties, if applicable.

25

Tax Deferred Annuities/Trustee to Trustee Transfers to Purchase Permissive Service Credit
If a policy is issued pursuant to a 403(b)
Tax-Deferred
Annuity, the owner may direct a
trustee-to-trustee
transfer to a defined benefit governmental plan to purchase permissive service credit with the governmental defined benefit plan.
LEGAL PROCEEDINGS
There are no pending material legal proceedings affecting us, Separate Account B or American Fidelity Securities, Inc.
FINANCIAL STATEMENTS
Our financial statements and Separate Account B’s financial statements are included in our Statement of Additional Information.

26

APPENDIX: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at
https://americanfidelity.com/support/annuities/p-1
. You can also request this information at no cost
by
calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Years	10 Years
Stock/Income and Growth	American Funds Insurance Series ® Washington Mutual Investors Fund SM 1 * Advisor: Capital Research and Management Company SM Subadvisor: None	0.27%	17.66%	12.90%	10.19%

Stock/International Growth Fund	American Funds Insurance Series ® International Fund * Advisor: Capital Research and Management Company SM Subadvisor: None	0.53%	16.12%	5.10%	3.67%

Stock Index Fund	BNY Mellon Stock Index Fund, Inc. ** Advisor: BNY Mellon Investment Advisor, Inc. Index Manager: Mellon Investments Corporation (affiliate of BNY Mellon Corporation)	0.27%	25.93%	15.38%	11.75%

1
Current expenses for this fund reflect a temporary fee reduction in the form of a fee
w
aiver. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2025. The waiver may only be modified or terminated with the approval of the fund’s board.

*	Class 1 Shares.
**	Initial Share Class.

27

Stock/Small Blend Fund	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio ** Advisor: BNY Mellon Investment Advisor, Inc. Subadvisor: None	0.82%	9.28%	9.15%	6.15%

Large Blend Fund	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. ** Advisor: BNY Mellon Investment Advisor, Inc. Subadvisor: Newton Investment Management Limited (affiliate of BNY Mellon Corporation)	0.67%	23.82%	15.13%	10.46%

Balanced Fund	Vanguard ® Variable Insurance Fund Balanced Portfolio Advisor: Wellington Management Company, LLP Subadvisor: None	0.21%	14.33%	9.59%	7.89%

Stock/Growth Fund	Vanguard ® Variable Insurance Fund Capital Growth Portfolio Advisor: PRIMECAP Management Company Subadvisor: None	0.34%	27.98%	14.33%	12.85%

28

Stock/Mid-Cap Index Fund	Vanguard ® Variable Insurance Fund Mid-Cap Index Portfolio Advisor: The Vanguard Group, Inc. Subadvisor: None	0.17%	15.83%	12.56%	9.27%
Bond/Index Fund	Vanguard ® Variable Insurance Fund Total Bond Market Index Portfolio Advisor: The Vanguard Group, Inc. Subadvisor: None	0.14%	5.58%	1.04%	1.71%
Stock/Index Fund	Vanguard ® Variable Insurance Fund Total Stock Market Index Portfolio Advisor: The Vanguard Group, Inc. Subadvisor: None	0.13%	25.95%	14.93%	11.29%

29

To learn more about the variable annuity and Separate Account B, you should read our Statement of Additional Information dated May 1, 2024, as amended or supplemented, which is incorporated by reference into this Prospectus. The Statement of Additional Information is available, without charge, upon request. You can view a copy of the Statement of Additional Information online at
https://americanfidelity.com/support/annuities/p-1
or you can request a copy by calling 1.800.662.1113 x8840 or by sending an email request to
va.help@americanfidelity.com
.
Reports and other information about the Registrant are available on the Securities Exchange Commission website at
http://www.sec.gov
. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address:
publicinfo@sec.gov
.

ANN-159	EDGAR Contract No.: C000027247

30

AF Advantage® Variable Annuity

issued by

American Fidelity Separate Account B

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2024

This is Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to the prospectus for the AF Advantage® Variable Annuity dated the same day as the SAI. The Prospectus contains information that a prospective investor should know before investing. For a copy of the Prospectus,

call us at:	e-mail us at:
1.800.662.1113 x8840	va.help@americanfidelity.com

GENERAL INFORMATION AND HISTORY

American Fidelity Assurance Company, which was organized in Oklahoma in 1960, is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company. American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.

American Fidelity Assurance Company established Separate Account B as a separate account under Oklahoma insurance law in 1996 to hold the assets that underlie the AF Advantage® Variable Annuity policies. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is October 27, 1997. The Separate Account is divided into multiple sub-accounts.

The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.

NON-PRINCIPAL RISKS OF INVESTING IN THE AF Advantage® VARIABLE ANNUITY

The non-principal risks of investing in the AF Advantage® Variable Annuity are described in the prospectus.

ANNUITY PROVISIONS

Variable Annuity Payout

An owner may elect a variable annuity payout. Variable annuity payments reflect the investment performance of the underlying portfolios in accordance with the allocation of the value of the policy to the variable annuity options during the annuity period. Variable annuity payments are not guaranteed as to dollar amount.

American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value for each applicable sub-account on the annuity date. This sets the number of annuity units for each applicable sub-account. The number of annuity units payable remains the same unless an owner transfers a portion of the annuity benefit to another variable investment option or to the fixed annuity option. The dollar amount is not fixed and will change from month to month, depending on the annuity unit value.

The dollar amount of the variable annuity payments for each applicable sub-account after the first payment is determined by multiplying the fixed number of annuity units per payment in each sub-account by the annuity unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable sub-account. The total dollar amount of each variable annuity payment is the sum of all variable annuity payments reduced by the applicable portion of the policy maintenance charge.

Variable Annuity Unit

The value of an annuity unit for each sub-account was arbitrarily set initially at $10. The annuity unit value at the end of any subsequent valuation period is determined as follows:

•	The net investment factor for the current valuation period is multiplied by the value of the annuity unit for the sub-account for the immediately preceding valuation period; and

•	The result is then divided by the assumed investment rate factor which equals 1.00 plus the assumed investment rate for the number of days since the preceding valuation date.

An owner can choose either a 1%, 3%, or 5% assumed investment rate. If one is not chosen, the assumed investment rate will be 3%.

The assumed investment rate is the assumed rate of return used to determine the first annuity payment for a variable annuity option. A higher assumed investment rate will result in a higher first payment; whereas, choosing a lower assumed investment rate will result in a lower first payment. Payments will increase whenever the actual net annual rate of return exceeds the assumed investment rate and payments will decrease whenever the actual net annual rate of return is less than the assumed investment rate.

Fixed Annuity Payout

The dollar amount of each fixed annuity payment will not vary. The guaranteed annuity payment is based on the guaranteed interest rate stated in the policy issued.

OFFERING OF THE AF Advantage® VARIABLE ANNUITY

American Fidelity Separate Account B offers the AF Advantage® Variable Annuity primarily to public school educators in grades K-12 (including school administrators and staff) in order to address their retirement savings and other insurance product needs. This is accomplished by our sales representatives meeting directly with such educators.

UNDERWRITER

American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The policies are offered on a continuous basis. The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account B for 2023, 2022, and 2021 were $1,852,656, $1,786,475, and $1,765,547, respectively.

CUSTODIAN, INDEPENDENT AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account B required by Section 31(a) of the Investment Company Act of 1940 is set forth in Separate Account B’s most recent report on Form N-CEN.

The financial statements of American Fidelity Separate Account B, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report and the statutory-basis financial statements of American Fidelity Assurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. The address of Deloitte & Touche LLP is 100 N. Broadway Avenue, Suite 2340, Oklahoma City, Oklahoma 73102.

INVESTMENT CONSULTANT

InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company. Under the Investment Consultant Agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account B and American Fidelity Assurance Company. InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.

American Fidelity Assurance Company, the separate account’s depositor, pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account B. InvesTrust Consulting received $295,753, $281,608, and $274,130 for services provided to Separate Account B in 2023, 2022, and 2021, respectively.

LEGAL OPINION

McAfee & Taft A Professional Corporation, Oklahoma City, Oklahoma, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the policies.

FINANCIAL STATEMENTS

Following are the financial statements of Separate Account B and the financial statements and schedules of American Fidelity Assurance Company. The financial statements of American Fidelity Assurance Company should be considered only as bearing upon the ability of American Fidelity Assurance Company to meet its obligations under the policies; they should not be considered as bearing on the investment performance of the assets held in Separate Account B.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Financial Statements and Supplemental Schedules

December 31, 2023 and 2022

(With Independent Auditor’s Report Thereon)

AMERICAN FIDELITY ASSURANCE COMPANY

INDEPENDENT AUDITOR’S REPORT

The Board of Directors and Management of American Fidelity Assurance Company

Opinions

We have audited the statutory-basis financial statements of American Fidelity Assurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department described in Note 1 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Emphasis of a Matter

As discussed in Note 14, the Company’s financial statements may not be indicative of the financial position, results of operations and cash flows that may have resulted had the Company functioned as a stand-alone operation independent of its Parent and affiliates. Our opinion is not modified with respect to this matter.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Oklahoma Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental information included in Schedule I – Summary of Investments—Other than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV – Reinsurance as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma
April 12, 2024

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2023 and 2022

(Dollar amount in Thousands)

	2023	2022
Admitted Assets
Cash and invested assets:
Bonds, at amortized cost	$4,834,044	$4,698,886
Preferred stocks	5,242	5,179
Common stocks, at fair value (cost: $22,109 and $20,775 at December 31, 2023 and 2022, respectively)	28,872	29,761
Common stock, investment in affiliates at equity value (cost of $104 as of December 31, 2023 and 2022)	1,118	1,078
Mortgage loans on real estate	766,364	716,821
Investment real estate, at cost	2,241	29,779
Investment real estate held for sale	24,949	—
Policy loans	50,836	47,967
Cash and short-term investments	277,571	272,709
Other invested assets	187,000	248,434
Receivable for securities	3,990	5,203

Total cash and invested assets	6,182,227	6,055,817
Life insurance premiums and annuity considerations deferred and uncollected	55,602	52,010
Accident and health premiums due and unpaid	57,768	67,864
Investment income due and accrued	42,195	39,245
Amounts recoverable from reinsurers	2,445	1,900
Other receivables under reinsurance contracts	8,336	11,399
Net deferred tax assets	46,425	42,988
Other assets	106,716	87,052
Separate accounts’ assets	1,482,468	1,206,759

Total admitted assets	$7,984,182	$7,565,034

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2023 and 2022

(Dollar amount in thousands)

	2023	2022
Liabilities and Capital and Surplus
Aggregate reserves:
Life policies and contracts	$2,968,629	$2,843,838
Accident and health policies	916,977	898,800

Total aggregate reserves	3,885,606	3,742,638
Policy and contract claims reserves	159,610	161,622
Liability for premiums and other deposit funds	312,054	227,899
Remittances and items not allocated	25,820	32,422
General insurance expenses, taxes, licenses, and fees due or accrued	166,369	149,266
Funds held under coinsurance	552,368	578,689
Separate Accounts’ liabilities	1,482,468	1,206,759
Borrowed money	287,213	382,302
Other liabilities	422,379	455,212

Total liabilities	7,293,887	6,936,809

Capital and surplus:
Common stock (par value $10 per share, 250,000 shares authorized, issued, and outstanding)	2,500	2,500
Paid-in capital	5,888	5,888
Unassigned surplus	681,907	619,837

Total capital and surplus	690,295	628,225

Total liabilities and capital and surplus	$7,984,182	$7,565,034

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2023, 2022, and 2021

(Dollar amounts in thousands)

	2023	2022	2021
Income:
Life insurance premiums and annuity considerations	$445,442	$420,995	$405,862
Accident and health insurance premiums	1,044,994	1,027,016	895,000
Consideration for supplementary contracts with life contingencies	235	685	703
Net investment income	196,246	176,013	179,644
Commissions and expense allowances on reinsurance ceded	(14,803)	(14,953)	(3,663)
Other income	46,421	38,610	66,359

Total income	1,718,535	1,648,366	1,543,905

Benefits and other deductions:	48,358	49,574	54,256
Death benefits and matured endowments
Accident and health and disability benefits	480,031	495,236	399,067
Interest and adjustments on policy or deposit-type contract funds	7,240	3,719	1,768
Other benefits to policyholders and beneficiaries	220,514	186,862	270,758
Increase in aggregate reserves for future policy benefits	142,968	160,360	117,158
Selling Cost	154,829	155,555	154,901
Commissions and expense allowances on reinsurance assumed	4,734	10,478	8,468
General insurance expenses, taxes, licenses, and fees	371,325	336,803	313,770
Other	47,403	47,747	33,535

Total benefits and expenses	1,477,402	1,446,334	1,353,681

Income before federal income taxes and net realized capital gains	241,133	202,032	190,224
Federal income taxes	48,110	34,892	38,090

Income before net realized capital gains	193,023	167,140	152,134
Net realized capital gains, net of federal income tax expense of $263, $26, and $6,564, in 2023, 2022, and 2021, respectively (excluding gains (losses) of $(4,549), $(4,091), and $21,844 transferred to the interest maintenance reserve in 2023, 2022, and 2021 respectively)	(1,731)	4,871	14,747

Net income	$191,292	$172,011	$166,881

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2023 2022, and 2021

(Dollar amounts in thousands)

	2023	2022	2021
Capital and surplus, beginning of year	$628,225	$616,809	$590,655
Net income	191,292	172,011	166,881
Change in net unrealized capital (losses) gains, net of tax expense of $(7,524), $(2,843) and $(4,161) for 2023, 2022 and 2021, respectively	(15,499)	11,000	560
Change in net deferred tax assets	9,474	7,254	11,471
Change in nonadmitted assets	(12,295)	(14,853)	(15,104)
Change in asset valuation reserve	9,112	(11,787)	(12,776)
Dividends to stockholder	(120,000)	(152,000)	(125,000)
Change in liability for reinsurance in unauthorized companies	668	29	(11)
Other changes	(682)	(238)	133

Net change in capital and surplus	62,070	11,416	26,154

Capital and surplus, end of year	$690,295	$628,225	$616,809

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Cash Flow

Periods ended December 31, 2023, 2022, and 2021

	2023	2022	2021
Premiums and annuity considerations, net of reinsurance	$1,497,276	$1,441,256	$1,288,705
Investment income received	192,848	174,344	180,045
Allowances and reserve adjustments on reinsurance ceded	(14,803)	(14,953)	(3,663)
Other income	34,342	27,337	54,823
Benefit and loss related payments	(756,317)	(717,287)	(722,182)
Net transfers to Separate Accounts	(38,136)	(37,051)	(29,234)
Commissions and other expenses paid	(512,804)	(511,216)	(462,655)
Federal income taxes paid	(49,437)	(29,106)	(54,755)
Dividends paid to policyholders	(1,502)	(1,317)	(1,211)

Net cash from operations	351,467	332,007	249,873

Proceeds from investments sold, matured, or repaid:
Bonds	238,344	552,147	845,373
Stocks	6,658	5,681	10,662
Mortgage loans	68,544	87,132	66,881
Other Invested Assets	59,761	21,722	42,266
Other	1,213	10,082	1,691

Total investment proceeds	374,520	676,764	966,873

Cost of investments acquired:
Bonds	(376,536)	(618,305)	(984,623)
Stocks	(3,838)	(5,674)	(9,100)
Mortgage loans	(118,088)	(139,232)	(120,866)
Other Invested Assets	(15,062)	(38,532)	(35,562)
Other	(4,981)	(12,415)	(27,285)

Total investments acquired	(518,505)	(814,158)	(1,177,436)
Net change in policy loans and loans on fund deposits	(2,869)	1,803	3,994

Net cash used in investing	(146,854)	(135,591)	(206,569)

Other cash (used) provided	(10,845)	(11,379)	103,036
Dividends paid to stockholder	(121,000)	(146,000)	(125,000)
Other cash applied	(67,906)	(22,190)	(18,612)

Net cash used in financing and miscellaneous sources	(199,751)	(179,569)	(40,576)

Net change in cash and short-term investments	4,862	16,847	2,728
Cash and short-term investments, beginning of year	272,709	255,862	253,134

Cash and short-term investments, end of year	$277,571	$272,709	$255,862

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Securities exchange - bond proceeds	$30,107	$6,701	$3,577
Securities exchange - bond acquisitions	30,107	6,701	3,577
Interest capitalization-Net investment income	711	—	243
Interest capitalization-Cost of investments aquired, bonds	711	—	243
Liquidation Receivable-Miscellaneous income	2,000	—	—
Liquidation Receivable-Other Cash Applied	2,000	—	—

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(1)	Significant Accounting Policies

(a)	Company Structure and Nature of Business

American Fidelity Assurance Company (the Company) was licensed as a life insurer on November 30, 1960, and provides a variety of financial services. The Company is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is domiciled in the state of Oklahoma. The Company is subject to state insurance regulations and periodic examinations by state insurance departments. The Company’s ultimate parent, AFC, is 94% owned by Cameron Enterprises A Limited Partnership (CEALP) whose general partner is Cameron Associates, Inc. Cameron Associates, Inc. is owned by William M. Cameron – 50% and Lynda L. Cameron – 50%. AFC also wholly owns American Public Life Insurance Company (APL), an insurance company, also domiciled in Oklahoma. See Note 14 for listing of affiliates.

The Company is licensed to conduct business in 49 states, the District of Columbia, American Samoa, Guam, and Puerto Rico, with approximately 64% of direct premiums written in California, Oklahoma, Ohio, Texas, Mississippi, Kentucky, Alabama and Indiana. Activities of the Company are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of the Company’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The life division was formed upon the acquisition of a block of life business in 2000. The life division administers closed blocks of individual life products that were marketed through independent brokers in the United States of America and Latin America.

(b)	Basis of Presentation

The accompanying statutory financial statements of the Company are prepared in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a comprehensive basis of accounting other than US (United States) generally accepted accounting principles (GAAP). These prescribed Statutory Accounting Practices (SAP) include a variety of publications of the National Association of Insurance Commissioners (NAIC) including statements of SAP as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. There are no differences between the accounting practices prescribed or permitted by the Oklahoma Insurance Department and the accounting practices prescribed and permitted by the NAIC. There are no permitted practices granted to the Company for 2023, 2022, and 2021 by the Oklahoma Insurance Department.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(c)	Differences between SAP and GAAP

SAP differs from GAAP in several respects, which causes differences in reported assets, liabilities, stockholder’s equity (statutory capital and surplus), net income, and cash flows. The differences between SAP and GAAP include:

•

Investments in bonds are generally carried at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Investments in preferred stocks are generally carried at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•

The change in unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss).

•

Realized capital gains and losses are determined based upon specific identification of the investments sold. Changes in admitted asset carrying amounts of investments that are carried at fair value are recorded directly in unassigned surplus as a change in net unrealized capital gains and losses. Under GAAP realized capital gains and losses are recorded as a component of earnings.

•

Interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold under SAP. No such reserve is required under GAAP.

•

Investments in subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus. Under GAAP, controlled subsidiaries are consolidated, and results of operations are included in net income.

•

Asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus under SAP. No such reserve is required under GAAP.

•

GAAP requires an allowance for expected credit losses for certain financial assets. SAP requires an incurred loss model for these financial assets, with incurred losses recorded as a direct write down to the asset.

•

Certain assets, principally certain deferred taxes, furniture, equipment, prepaid expenses, and premiums due from policyholders, agents’ balances, and amounts recoverable from reinsurers over 90 days are designated as nonadmitted assets and excluded from assets by a charge to statutory surplus under SAP. Under GAAP, such amounts are carried with an appropriate valuation allowance when necessary.

•

A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned statutory surplus. Under GAAP, a provision is established for expected uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•

Reserves are reported net of ceded reinsurance under SAP. Under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

•

Aggregate reserves for life, annuities, and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals except where allowed. Morbidity assumptions are based on the statutory morbidity requirements or Company’s experience where allowed. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions that were appropriate at the time the policies were issued or acquired, or (ii) the account value for certain contracts without significant life contingencies.

•

Policy acquisition costs are expensed as incurred under SAP, while under GAAP, successful acquisition costs are deferred and recognized over either (1) the expected premium-paying period or (2) the estimated life of the contract.

•

Deferred income taxes are recognized for both SAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SAP and the change in deferred taxes is reported as a direct charge to surplus.

•

Leases are accounted for as operating leases, and rental payments under these leases are charged to expense when incurred. Under GAAP, leases are generally recognized on the balance sheet as a lease liability with a corresponding right-of-use asset according to the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 842, Leases.

•	Premiums on annuity contracts are recognized when received. Under GAAP, premiums on annuity contracts are not recognized as revenue but as deposits.

•

Premiums for universal life policies and investment products consist of the entire premium received, and benefits represent the death benefits paid and the change in policy reserves, unless the products do not incorporate mortality or morbidity risk. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•

The Statutory Statements of Cash Flow differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents and restricted cash. Short-term investments include securities with maturities of one year or less at the time of acquisition. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	SAP does not require the presentation of a Statement of Comprehensive Income; however, GAAP does require a Statement of Comprehensive Income.

(d)	Use of Estimates

The preparation of the financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates susceptible to significant change are those used in determining the liability for aggregate reserves for future policy benefits, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(e)	Recognition of Revenue and Related Expenses

Life premiums are recognized as income when due from policyholders under the terms of the insurance contract. For accident and health contracts, premiums are recognized as income when due from the policyholders, but no earlier than the effective date of coverage, under the terms of the contract. Both life and accident and health premiums are increased by reinsurance premiums assumed and reduced by reinsurance premiums ceded. Contracts issued that do not incorporate mortality or morbidity risk are not accounted for as insurance contracts. Amounts received as payments for such contracts are recorded as direct increases to the policy reserves.

The Company estimates accrued retrospective premium adjustments (premium rate stabilization) for certain contracts in its group health and group life business based on contractually determined formulas by group. The amount of net premiums written by the Company for the years ended December 31, 2023, 2022 and 2021 that were subject to retrospective rating features were approximately $172, $178 and $184, respectively, which represented approximately 0.03%, 0.03% and 0.03% of net premiums written for group health and group life products in 2023, 2022 and 2021, respectively. No other net premiums written by the Company were subject to retrospective rating features.

(f)	Equipment and Software

Equipment and software are nonadmitted assets and stated at cost less accumulated depreciation. See Note 2 for nonadmitted assets disclosure. Equipment and software are depreciated on a straight-line basis using estimated lives of five years. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated, and any related gain or loss is included in income. Capitalized internally-developed software (IDS) costs are amortized on a straight-line basis with a useful life of three years from the date placed in service. Total depreciation and amortization expenses were $7,078, $3,801 and $2,813 for the years ended December 31, 2023, 2022 and 2021, respectively. IDS in the developmental stage is held in IDS work in process until software is placed in service.

(g)	Investments

The investment portfolio includes bonds, preferred stocks, common stocks, mortgage loans, real estate, policy loans, other invested assets, and short-term investments.

Investments are carried in accordance with rules established by the NAIC. Bonds are carried at cost, adjusted where appropriate for accretion of premium or amortization of discount using the modified scientific interest method and taking into consideration stated interest and principal provisions. Additionally, bonds rated as NAIC 6 are carried at the lower of their amortized cost or fair value. Preferred stocks are carried at cost. Preferred stocks rated NAIC 4-6 are carried at the lower of cost or fair value. Perpetual preferred stocks are carried at fair value regardless of NAIC designation. Common stocks are carried at fair value.

Policy loans are stated at their aggregate unpaid principal balances.

Mortgage loans on real estate are stated at their aggregate unpaid principal balances.

Real estate held for investment is carried at cost less accumulated depreciation and encumbrances. Encumbrances as of December 31, 2023, and 2022 were approximately $ 15,222 and $16,034, respectively. As of December 31, 2023, the Company has one promissory note outstanding related to this real estate. The promissory note bears interest at 4.55% and is due in monthly installments of approximately $127 (including interest) to 2032.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Certain of the Company’s real estate investments consisting of commercial office buildings in Irving, TX and Arlington, TX, are classified as held for sale as of December 31, 2023, based on management’s intent and expectation that sale of the respective assets is probable and expected to qualify for recognition as a completed sale within one year. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell.

There were no non-admitted amounts related to bond holdings as of December 31, 2023, and 2022.

Realized investment gains or losses are determined on a specific identification basis and recorded on the trade date, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related tax. For bonds and preferred stocks carried at fair value, the difference between amortized cost and fair value is reflected as unrealized gains and losses on investments in unassigned surplus. Changes in the fair value of common stocks are reflected as unrealized gains and losses on investments in unassigned surplus.

The Company holds a significant amount of assets that it intends to match with its liabilities in relation to maturity and interest margin. To maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe that the Company has any significant concentrations of credit risk in its investments.

The Company generally does not invest in any below-investment-grade high-yield investment bonds (junk bonds). Certain bonds are guaranteed by the U.S. government. The Company limits its risks by investing in bonds and stocks of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures before making mortgage loans. These procedures include evaluations of the creditworthiness of the borrowers and/or tenants and independent appraisals.

(h)	Fair Value Measurements

The Company holds certain long-term bonds, preferred stocks, common stocks, and separate account assets which are carried at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect a view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets carried or disclosed at fair value are classified and disclosed in one of the following three categories:

Level 1 – quoted prices in active markets for identical instruments.

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – instruments whose significant value drivers are unobservable.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(i)	Investment Income Due and Accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default and (b) bonds delinquent more than 90 days or where collection of interest is improbable. As of December 31, 2023, and 2022, the Company’s non- admitted investment income due and accrued was zero. The cumulative amount of paid -in-kind (PIK) interest included in current principal balances was approximately $1,193 and $482 at December 31, 2023, and 2022 respectively.

(j)	Non-admitted Assets

Certain assets, principally certain deferred income tax assets, software, prepaid expenses, and leasehold improvements are designated as non-admitted assets and are excluded from assets by a charge to statutory surplus. Changes in these non-admitted assets are presented as changes in unassigned surplus.

(k)	Aggregate Reserves and Liability for Deposit-Type Contracts

Aggregate reserves for life policies and contracts include reserve amounts principally for life insurance policies, deferred and payout annuity policies, and supplemental health insurance policies including cancer and disability insurance policies. The life insurance reserves are principally based on the 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (CSO) mortality tables and are established with interest rate assumptions ranging from 2.0% to 6.0%. Deferred and payout annuity insurance reserves are principally based on the 1983a, Annuity 2020, and 2012 Individual annuity reserve (IAR) mortality tables and are established with interest rate assumptions ranging from 1.7% to 8.8%. Cancer policy reserves are principally based on the 1985 and 2016 Cancer Claim Cost Tables and are established with interest rate assumptions ranging from 3.0% to 5.5%. Disability reserves are principally based on the 2012 Group Long Term Disability Table, with adjustments for actual Company experience. The tabular interest, tabular reserves less actual reserves released, and the tabular cost are determined by formula. Aggregate reserves for accident and health policies include the present value of amounts not yet due on claims, additional reserves, and unearned premiums.

Liability for premiums and other deposit funds include reserves for payout annuities without life contingencies and other accumulation policies that do not subject the Company to any risks from policyholder mortality and morbidity. Such reserves are established using guaranteed interest rates of 1.0% to 8.3%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the month of death for policies developed and issued subsequent to December 1977.

Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding in addition one half of the extra premium charge for the year.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(l)	Liability for Policy and Contract Claims

Policy and contract claim reserves include a provision for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based primarily on Company experience. Although these provisions are the Company’s best estimate of the ultimate value, the actual results may vary from these values.

(m)	Interest Maintenance Reserve

IMR represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into loss on a level yield method, based on statutory factor tables over the estimated remaining life of the investment sold or called. The IMR balance is included in the other liabilities line in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(n)	Asset Valuation Reserve

AVR is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC. The AVR balance is included in the other liabilities line in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(o)	Federal Income Taxes

Current income taxes incurred includes current income taxes for the amount of federal income taxes paid or payable for the current year. These amounts are determined based on estimates of federal income taxes for the current year, including tax contingencies and benefits. The Company’s current tax recoverable is reported as a component of other assets and its current tax payable is reported as a component of other liabilities. The changes in current taxes are reflected in the Statutory Statements of Operations.

Deferred income tax assets and liabilities are determined based on differences between statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as operating loss, capital loss, and tax credit carryforwards. Temporary differences related to AVR and IMR are not included in the determination of gross deferred income taxes while temporary differences for unrealized gains/losses and nonadmitted assets are included. Gross deferred tax assets (DTA) are reduced by a valuation allowance if it is more likely than not (i.e. greater than 50% likelihood) that some portion or all of the gross deferred tax assets will not be realized. The deferred tax assets and liabilities are measured using federal enacted tax rates. Deferred income tax assets are limited as to their admissibility. The changes in net deferred tax assets and liabilities are reflected in surplus. The Company’s net admitted deferred tax assets are reported as a component of other assets.

(p)	Reinsurance

The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus on a net basis and precludes immediate gain recognition on reinsurance contracts.

(q)	Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(r)	Statutory Capital and Surplus and Dividend Restriction

Capital and surplus of the Company is restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the respective state insurance department, dividends that can be paid are generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations before net realized capital gains/losses reported for the previous calendar year. The maximum dividend payout which may be made without prior approval in 2024 is approximately $193,023.

On March 5, 2024, the company declared an ordinary dividend payable to AFC in an amount not to exceed $160,000 to be paid all or in part by December 31, 2024.

On April 19, 2023, the company declared an ordinary dividend payable to AFC in an amount not to exceed $ 120,000 to be paid all or in part by December 31, 2023. On December 7, 2022, the company declared an ordinary dividend payable to AFC in an amount not to exceed $152,000 to be paid all or in part by April 15, 2023. On April 8, 2021, the company declared an ordinary dividend payable to AFC in an amount not to exceed $100,000 to be paid all or in part by December 31, 2021.

The Company paid cash dividends to AFC in the amount of approximately $121,000, $146,000 and $125,000 during 2023, 2022 and 2021, respectively. There were no other transactions with affiliates in amounts which exceeded one half of one percent of the total admitted assets of the Company.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses was $22,754 and $38,253 respectively for the years ended December 31, 2023, and 2022.

The Oklahoma Insurance Department has adopted Risk Based- Capital (RBC) requirements for life insurance companies. The RBC calculation serves as FN 1a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk and are set forth in the RBC requirements. The Company has calculated RBC in accordance with the NAIC’s Model Rule and RBC rules as adopted by the Oklahoma Insurance Department. The RBC, as calculated by the Company, exceeds levels requiring Company or regulatory action as of December 31, 2023, and 2022.

(s)	Separate Accounts

The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A’s investment is in the Vanguard Total Stock Market Index Fund. Under Oklahoma law, the assets of Account A are segregated from the Company’s assets, are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the ten (10) segregated subaccounts of Account B and the ten (10) segregated subaccounts of Account C are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The separate accounts maintained by the Company represent funds for nonguaranteed variable annuities. The assets of these accounts are carried at fair value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of the account value or the premium paid. The minimum guaranteed death benefit reserve is held in the Company’s general account. For the years ended December 31, 2023, 2022, and 2021, the amount of premiums, considerations, or deposits was approximately $110,691, $106,312, and $101,436 respectively.

(t)	Investments in Affiliates, Joint Ventures, Partnerships, or Limited Liability Companies

The statutory financial statements include the Company’s investment in its wholly- owned subsidiaries. Intercompany accounts and transactions have not been eliminated from the statutory financial statements. The Company’s wholly and majority-owned subsidiaries as of December 31, 2023, and 2022 are noninsurance entities that have no significant ongoing operations other than to hold assets that are primarily for the direct or indirect benefit or use of the Company or its affiliates and are carried at the underlying equity of the respective entity’s financial statements adjusted to a statutory basis of accounting. On October 12, 2021, the Company liquidated Hawaii Development, LLC. In conjunction with the liquidation, the Company recognized capital gains of $14,389. On December 31, 2021, the Company sold its 50% ownership in Cameron Ventures, LLC to AFC for $13,175, and recognized capital gains of $2,847.

The Company’s investments in joint ventures, partnerships, and limited liability companies are recorded at cost, adjusted for the Company’s share of the GAAP basis earnings or losses of the investee, net of any distributions received. Such investments are reported as other invested assets, and the related adjustments are reported as unrealized capital gains or losses in surplus. Distributions are recognized in investment income when declared to the extent that they are not more than undistributed accumulated earnings. Distributions more than undistributed earnings are recorded as a reduction of the carrying amount of the investment.

(u)	Company Owned Life Insurance

The Company is the owner of three single-premium insurance policies and one group variable life insurance policy for certain current and former executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, are recorded in other assets at their net cash surrender values, as reported by the four issuing insurance companies, whose Standard & Poor’s financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $86,582 and $79,816 as of December 31, 2023, and 2022, respectively. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $191,897 and $188,227 as of December 31, 2023, and 2022, respectively.

(v)	Application of Accounting Pronouncements

In 2022, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities, which were effective December 31, 2022, and applied on a prospective basis. These revisions require reporting of non-rated residual tranches or interest on Schedule BA at the lower of cost or fair value, with changes reported as an unrealized gain or loss. These revisions also adopted “option1” for revised guidance which retains summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities. These revisions were disclosure only in nature.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(2)	Admitted and Nonadmitted Assets

Assets in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are stated at admitted asset values, which are the values permitted to be reported in the annual report to the Oklahoma Insurance Department. All other assets are “nonadmitted assets” and are excluded from the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus by a charge to surplus. Nonadmitted assets as of December 31 were as follows:

	2023	2022
Deferred tax asset	$53,979	$43,812
Furniture and equipment	12,737	13,745
Prepaids, deposits, and other receivables	24,179	16,871
Uncollected premiums	5,579	10,433
Equipment and software	10,044	6,994
Amounts receivable from reinsurers	1,227	3,581
Agents’ balances	2	16

	$107,747	$95,452

(3)	Investments

(a)	Bonds, Preferred and Common Stocks

As of December 31, 2023, and 2022, the carrying value and estimated fair value of bonds, preferred stock, and common stock were as follows:

	2023
	Carrying value/ amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U.S. Treasury securities	$512	$—	$(46)	$466
Special revenue	370,442	2,314	(54,765)	317,991
States and territories	740,641	3,482	(136,084)	608,039
Industrial & miscellaneous	2,676,966	24,409	(318,719)	2,382,656
Loan-backed securities	1,045,483	4,314	(142,559)	907,238

Total bonds	4,834,044	34,519	(652,173)	4,216,390

Preferred and common stocks:
Preferred stocks	5,242	505	(5)	5,742
Common stocks - unaffiliated	22,109	8,465	(1,702)	28,872
Common stocks - affiliated	104	1,014	—	1,118

Total stocks	27,455	9,984	(1,707)	35,732

Total	$4,861,499	$44,503	$(653,880)	$4,252,122

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

	2022
	Carrying value/ amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U.S. Treasury securities	$517	$—	$(63)	$454
Special revenue	315,304	1,397	(57,981)	258,720
States and territories	775,028	2,968	(168,078)	609,918
Industrial & miscellaneous	2,634,187	13,480	(402,908)	2,244,759
Loan-backed securities	973,850	1,173	(146,943)	828,080

Total bonds	4,698,886	19,018	(775,973)	3,941,931

Preferred and common stocks:
Preferred stocks	5,223	422	(167)	5,478
Common stocks - unaffiliated	20,775	10,190	(1,204)	29,761
Common stocks - affiliated	104	974	—	1,078

Total stocks	$26,102	11,586	(1,371)	36,317

Total	4,724,988	$30,604	$(777,344)	$3,978,248

(b)	Bonds by Contractual Maturity

The carrying value and estimated fair value of investments in bonds as of December 31, 2023, by expected maturity, are shown below. Scheduled contractual maturities may differ from expected maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying value/ amortized cost	Estimated fair value
Due in one year or less	$43,780	$43,010
Due after one year through five years	427,062	414,163
Due after five years through ten years	1,011,687	923,293
Due after ten years	2,306,032	1,928,686
Mortgage-backed securities & other structured securities	1,045,483	907,238

	$4,834,044	$4,216,390

As of December 31, 2023, 2022, and 2021, there were no securities sold, disposed, or otherwise redeemed and the aggregate amount of investment income generated as a result of prepayment penalty and/or acceleration fee.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Selected information about disposals of bonds is as follows:

	As of December 31,
	2023	2022	2021
Bonds:
Proceeds from sales	$79,303	$311,971	$426,359
Gross realized gains	302	3,218	18,932
Gross realized losses	(2,989)	(11,275)	(4,532)
Net gains on calls and redemptions	(851)	2,668	12,822
Net losses on conversions and exchanges	(2,148)	—	—

(c)	Other-Than-Temporary Impairments

The Company periodically reviews its investment portfolio to determine if provisions for possible losses or provisions for other than temporary impairment (OTTI) are necessary. In connection with this determination, management reviews published fair values, credit ratings, independent appraisals, expected cash flows, and other valuation information. Securities with impairments are written down to the present value of expected cash flows to be collected unless the Company has the intent to sell or inability to retain the security until recovery of amortized cost.

There was no OTTI recorded on bonds, preferred, or common stocks for the year ended December 31, 2023. For the years ended December 31, 2022 and 2021, the Company recorded OTTI of $1,788 and $4,275, respectively. While management believes that no additional provisions for OTTI are currently necessary, adjustments may be necessary in the future due to changes in economic conditions.

(d)	Net Investment Income

Net investment income for the years ended December 31, 2023, 2022, and 2021 is summarized below:

	2023	2022	2021
Interest on bonds	$187,338	$171,681	$168,291
Dividends on preferred and common stocks	449	299	1,512
Interest on mortgage loans	32,950	31,013	31,768
Investment real estate income	7,055	6,660	6,677
Interest on policy loans	2,927	3,041	3,009
Interest on cash & short-term investments & other	11,963	6,936	8,453

Gross investment income	242,682	219,630	219,710
Less investment expenses	46,436	43,617	40,066

Net investment income	$196,246	$176,013	$179,644

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Net realized capital gains (losses) for the years ended December 31, 2023, 2022, and 2021 consisted of the following:

	2023	2022	2021
Realized (loss) gain on bonds	$(5,686)	$(5,389)	$27,222
Realized gain on preferred stocks of nonaffiliates	—	—	25
Realized gain on common stocks of nonaffiliates	4,154	3,397	2,899
Loss on bonds OTTI	—	(1,788)	(4,275)
Other capital (loss) gain	(4,485)	4,535	17,283

Total realized capital (losses) gains before federal income tax and IMR transfers	(6,017)	755	43,154
Federal income tax expense (benefit)	263	(25)	6,564
Less IMR transfers	(4,549)	(4,091)	21,843

Net realized capital (losses) gains	$(1,731)	$4,871	$14,747

(e)	Unrealized Losses

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities are in a continuous unrealized loss position, as of December 31, 2023, and 2022 were as follows:

	2023
	Less than 12 months		12 months or longer		Total
	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses
U.S. Treasury securities	$—	$—	$466	$(46)	$466	$(46)
Special revenue	31,632	(368)	185,278	(54,397)	216,910	(54,765)
States & territories	4,193	(61)	497,934	(136,023)	502,127	(136,084)
Corporate bonds	110,129	(6,832)	1,856,728	(311,888)	1,966,857	(318,720)
Loan-backed securities	18,611	(216)	590,117	(142,343)	608,728	(142,559)

Total	$164,565	$(7,477)	$3,130,523	$(644,697)	$3,295,088$	$(652,174)

	2022
	Less than 12 months		12 months or longer		Total
	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses
U.S. Treasury securities	$—	$—	$454	$(63)	$454	$(63)
Special revenue	135,805	(29,123)	52,685	(28,859)	188,490	(57,982)
States & territories	489,695	(156,346)	22,746	(11,731)	512,441	(168,077)
Corporate bonds	1,719,068	(306,048)	272,049	(96,860)	1,991,117	(402,908)
Loan-backed securities	608,955	(92,422)	174,785	(54,521)	783,740	(146,943)

Total	$2,953,523	$(583,939)	$522,719	$(192,034)	$3,476,242	$(775,973)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The investments included in states and territories are high-grade investment quality bonds. Investments included in special revenue securities are comprised of general obligations of U.S. Government-sponsored agencies for which the U.S. Government is indirectly obligated. The unrealized losses are due to interest rate fluctuations, which result in a decline in market value from the original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature and because the Company could hold these investments to maturity and does not intend to sell until a market price recovery or maturity, these investments are not considered other than temporarily impaired.

The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to interest rate fluctuations, the current market, and the economic environment, which affects corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy slows or interest rates rise. Because the decline in fair value is attributable to interest rates and economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in loan-backed securities are comprised of U.S. Government-sponsored agency mortgage-backed securities for which the U.S. Government is not directly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that affect the mortgage-backed sector. The credit quality of some mortgage-backed bonds has declined due to the larger number of delinquencies in the market. Because the decline in fair value is attributable to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other-than-temporarily impaired.

The Company has no direct exposure to subprime mortgage-related risk. An extensive pre-purchase analysis is performed on every loan-backed security. By purchasing only agency mortgage-backed securities and AAA collateralized mortgage-backed whole loan securities, direct exposure to sub-prime mortgages is virtually eliminated.

There were no loan- backed securities that recognized OTTI in 2023, 2022, and 2021 and there were no securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(f)	Mortgage Loans

During 2023, the Company invested $118,088 in new commercial mortgage loans.

The commercial mortgage loan portfolio is invested in a variety of commercial property types located in the United States. As of December 31, 2023, and 2022, the distribution of the portfolio by property type and geographic location was as follows:

	2023		2022
	Carrying Value	% of Total	Carrying Value	% of Total
Property type:
Office	$193,124	25%	$174,514	24%
Retail	276,405	36%	278,545	39%
Industrial	140,826	18%	108,071	15%
1-4 Family	—	0%	5,053	1%
Apartments	72,835	10%	61,109	9%
Other	83,174	11%	89,529	12%

Total recorded investment	766,364	100%	716,821	100%

Less valuation allowance	—	—	—	—

Carrying value, net of valuation allowance	$766,364	100%	$716,821	100%

	2023		2022
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic location:
New England	$16,259	2%	$20,886	3%
Middle Atlantic	69,705	9%	50,293	7%
East North Central	130,144	17%	100,953	14%
West North Central	19,029	3%	18,182	3%
South Atlantic	151,029	20%	164,386	22%
East South Central	79,012	10%	78,250	11%
West South Central	93,125	12%	97,591	14%
Mountain	85,683	11%	84,617	12%
Pacific	122,378	16%	101,663	14%

Total recorded investment	766,364	100%	716,821	100%

Less valuation allowance	—	—	—	—

Carrying value, net of valuation allowance	$766,364	100%	$716,821	100%

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The following table contains the risk categories of the loan portfolio. Loans are rated from CM1 (highest quality) to CM3 (medium quality). The factors that contribute to the CM category include the sector type, the loan-to-value ratio (LTV), the debt service coverage ratio (DSC), whether the loan is a construction loan, and whether the loan has cash reserves. These loans are transitional or under construction and may not yet be income-producing. The information for this credit quality indicator was updated in December 2023.

	2023		2022
	Carrying Value	Number of Loans	Carrying Value	Number of Loans
Risk categories:
CM1	$652,720	274	$589,680	259
CM2	108,729	30	126,410	29
CM3	4,915	1	731	1

Carrying value, net of valuation allowance	$766,364	305	$716,821	289

The maximum and minimum lending rates for mortgage loans originated during 2023 were 6.85% and 5.3%, respectively. The maximum and minimum lending rates for mortgage loans originated during 2022 were 5.95% and 3.00%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80% during 2023 and 2022. During 2023 and 2022, the Company did not reduce interest rates on any outstanding mortgage loans. During 2023 and 2022, the Company held no mortgages with interest more than 180 days past due or impaired mortgage loans. The Company did not have any mortgage loans past due as of December 31, 2023, and 2022.

No commercial mortgage loans were written off in 2023 or 2022.

(g)	Securities Lending

Securities loaned are re-registered but remain beneficially owned by the Company. None of the collateral is restricted. Cash collateral received is recorded in securities lending reinvested collateral and the offsetting liabilities are recorded in payable for securities lending. There were no securities loaned outstanding as of December 31, 2023, and 2022.

(h)	Real Estate

The Company holds certain real estate investments located in Arlington, TX, and Irving, TX. These investments consist of land and buildings which are leased as commercial office space. During 2023, increasing vacancy rates and declining fair values in the commercial real estate market led to the properties being evaluated for recoverability. Recoverability testing indicated that the properties’ carrying values exceeded the sum of their undiscounted cash flows, and the properties were impaired.

Fair value was independently determined for each property from a third-party appraisal. An impairment loss of $734 and $4,787 was recognized for the Arlington, TX property and the Irving, TX property respectively in November 2023. The impairment losses are recorded in net realized capital gains (losses) in the Statement of Operations.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(i)	Restricted Assets

The following table sets forth restricted assets including pledged assets held by the Company as of December 31, 2023, and 2022:

	Gross (admitted and nonadmitted) restricted
Restricted asset category	Total 2023 admitted restricted	Total 2022 admitted restricted	Increase/ (decrease)	% of 2023 Total Admitted Assets
FHLB capital stock *	$26,887	$27,270	$(383)	0.34%
On deposit with states	3,068	3,028	40	0.04%
Pledged collateral to FHLB	1,001,265	971,232	30,033	12.54%

Total restricted assets	$1,031,220	$1,001,530	$29,690	12.92%

*	Federal Home Loan Bank (FHLB)

There were no general account restricted assets, including pledged assets, supporting separate account activity as of December 31, 2023, and 2022.

As of December 31, 2023, and 2022, the Company held no other restricted assets.

(4) Fair Value of Financial Instruments

Assets that are recorded at fair value are categorized into a three-level fair value hierarchy as required by SSAP No. 100R, Fair Value Measurements. The balances of these assets as of December 31, 2023, and 2022 were as follows:

	2023
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$—	$—	$—	$—
Common stock – unaffiliated	27,250	1,622	—	28,872
Common stock – affiliated	—	1,118	—	1,118
Separate account assets	1,482,468	—	—	1,482,468
Perpetual preferred stock	231	—	—	231

Total assets at fair value	$1,509,949	$2,740	$—	$1,512,689

	2022
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$—	$—	$—	$—
Common stock – unaffiliated	27,681	2,080	—	29,761
Common stock – affiliated	—	1,078	—	1,078
Separate account assets	1,206,759	—	—	1,206,759

Total assets at fair value	$1,234,440	$3,158	$—	$1,237,598

There were no securities reported at fair value with unobservable inputs (Level 3) as of December 31, 2023, or 2022.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The following tables set forth the Company’s financial instruments’ fair value, carrying amount and level of fair value amounts as of December 31, 2023, and 2022:

	Carrying amount	Estimated fair value as of December 31, 2023
Financial Instruments		Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value or Equivalent	Total
Assets:
Separate account assets	$1,482,468	$1,482,468	$—	$—	$—	$—	$1,482,468
Policy loans	50,836	—	—	—	50,836	—	50,836
Other invested assets	187,000	—	10,889	659	—	176,553	188,101
Cash and short-term investments	277,571	277,571	—	—	—	—	277,571
Bonds	4,834,044	466	4,160,948	54,976	—	—	4,216,390
Common stock	29,990	27,250	2,740	—	—	—	29,990
Preferred stock	5,242	1,237	4,505	—	—	—	5,742
Mortgage loans	766,364	—	—	714,308	—	—	714,308
Liabilities:
Certain policy liabilities	$2,267,630	$—	$—	$2,266,742	$—	$—	$2,266,742
Borrowed money	287,213	—	278,659	—	—	—	278,659

	Carrying amount	Estimated fair value as of December 31, 2022
Financial Instruments		Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value or Equivalent	Total
Assets:
Separate account assets	$1,206,759	$1,206,759	$—	$—	$—	$—	$1,206,759
Policy loans	47,967	—	—	—	47,967		47,967
Other invested assets	248,434	—	9,035	910	—	239,441	249,386
Cash and short-term investments	272,709	272,709	—	—	—	—	272,709
Bonds	4,698,886	454	3,898,512	42,965	—	—	3,941,931
Common stock	30,839	27,681	3,158	—	—	—	30,839
Preferred stock	5,179	1,055	4,423	—	—	—	5,478
Mortgage loans	716,821	—	—	654,089	—	—	654,089
Liabilities:
Certain policy liabilities	$2,204,769	$—	$—	$2,203,743	$—	$—	$2,203,743
Borrowed money	382,302	—	366,811	—	—	—	366,811

(a)	Cash and Short-Term Investments

The carrying amounts of the financial instruments listed above approximate their fair values because they mature within a relatively short period of time, and do not present unanticipated credit concerns.

(b)	Bonds, Common Stocks, Preferred Stocks, and Other Invested Assets

For fixed maturities and marketable equity securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include certain less liquid or private fixed-maturity debt and equity securities, such as private placements and certain structured notes. Valuations are estimated based on nonbinding broker prices or valuation models such as discounted cash flow models and other similar techniques that use observable or unobservable inputs and are considered Level 3.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Certain of the Company’s other invested assets include investments in limited partnerships that are measured using net asset value (NAV) as a practical expedient to fair value. The election to use NAV as a practical expedient was made in 2022. Investment strategies of these investments include private equity, direct real estate, middle market lending, and commercial mortgage lending. Investments measured at NAV totaling $47,810 are in closed-end investment vehicles that cannot be redeemed until maturity, ranging from 2024 to 2035.

The fair value of equity securities is based on quotations from independent pricing services, published bid prices, or bid quotations received from securities dealers.

Separate account assets, which consist of common stocks, are valued at unadjusted quoted prices and are classified as Level 1.

(c)	Mortgage Loans

Fair values are estimated for portfolios of loans with similar characteristics using a discounted cash flow model. Commercial mortgage loans have average net yield rates of 4.31% and 4.08% for December 31, 2023, and 2022, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information.

(d)	Policy Loans

Policy loans have average interest yields of 5.92% and 6.22% as of December 31, 2023, and 2022, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

(e)	Certain Policy Liabilities

Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: premiums and other deposit funds and immediate annuities. These liabilities are further defined to segregate the deferred annuity contract with life contingencies, which are reported as aggregate reserves for life policies and contracts. The fair value of aggregate reserves for life policies and contracts is estimated as the fund value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies and premiums and other deposit funds is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current U.S. Treasury spot rates.

	2023		2022
	Carrying value/cost	Estimated fair value	Carrying value/cost	Estimated fair value
Aggregate reserves for life policies & contracts	$2,267,630	$2,266,742	$2,204,769	$2,203,743
Annuities	$17,389	$17,277	$18,698	$18,418

(f)	Borrowed Money

The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on current borrowing rates adjusted for the remaining duration of those borrowings.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(5)	Low-Income Housing Tax Credit

Low-income housing tax credits (LIHTC) are recorded within other invested assets in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. During the years ended December 31, 2023, and 2022 and as of December 31, 2023, and 2022, LIHTC were as follows:

	2023
Fund Name	Initial Investement	Remaining Years of Unexpired Credits	Remaining Years Required to Hold LIHTC Investments	Amount of LIHTC & Other Tax Benefits Recognized	Balance of Investment Recognized
Oklahoma Fund III, LP	2010	0	5	$9	$17
Oklahoma Fund IV, LP	2012	0	5	23	49
MHEG Community Fund 41, LP	2013	4	9	73	159
MHEG Community Fund 43, LP	2014	4	9	75	162
MHEG Community Fund 45, LP	2015	5	10	75	272

Total				$255	$659

	2022
Fund Name	Initial Investement	Remaining Years of Unexpired Credits	Remaining Years Required to Hold LIHTC Investments	Amount of LIHTC & Other Tax Benefits Recognized	Balance of Investment Recognized
Oklahoma Fund III, LP	2010	1	6	$21	$26
Oklahoma Fund IV, LP	2012	1	7	40	72
MHEG Community Fund 41, LP	2013	4	9	80	232
MHEG Community Fund 43, LP	2014	5	10	76	235
MHEG Community Fund 45, LP Total	2015	6	11	75	345

Total				$292	$910

LIHTC property is not subject to regulatory reviews and does not exceed 10% of total admitted assets as of December 31, 2023, and 2022. The Company did not recognize impairment losses on the LIHTC investments in 2023 or 2022.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(6)	Separate Accounts

The Company utilizes Separate Accounts to record and account for variable annuity business. In accordance with the Insurance Code of the State of Oklahoma, variable annuities are supported for separate account classification by Title 36, Chapter 2, Section 6061. As of December 31, 2023, and 2022, the Company Separate Account statement included legally insulated assets of approximately $1,482,468 and $1,206,759, respectively, attributed to variable annuity contracts. The Separate Accounts held by the Company represent nonguaranteed variable annuity funds. The Separate Accounts do not have a securities lending program.

The assets of these accounts are carried at fair value. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. The minimum guaranteed death benefit reserve is held in Exhibit 5, Miscellaneous Reserves Section, of the Company’s general account annual statement.

	2023	2022	2021
1. Premiums, considerations, or deposits for year ended December 31	$110,691	$106,312	$101,436
2. Reserves as of December 31:
For accounts with assets at:
a. Fair value	$1,482,468	$1,206,759	$1,436,826
b. Amortized cost	—	—	—

c. Total reserves	$1,482,468	$1,206,759	$1,436,826

3. By withdrawal characteristics:
a. Subject to discretionary withdrawal	$—	$—	$—
b. With market value adjustment	—	—	—
c. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—
d. At fair value	$1,482,468	$1,206,759	$1,436,826
e. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—

f. Subtotal	$1,482,468	$1,206,759	$1,436,826
g. Not subject to discretionary withdrawal	—	—	—

h. Total	$1,482,468	$1,206,759	$1,436,826

4. Reserves for asset default risk in lieu of AVR	$—	$—	$—

Reconciliation of net transfers to or (from) Separate Accounts.

	2023	2022	2021
Transfers as reported in the statements of operations of the separate accounts statements:
Transfers to separate accounts	$110,691	$106,312	$101,436
Transfers from separate accounts	(73,715)	(66,521)	(73,815)

Net transfers to separate accounts	36,976	39,791	27,621

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(7)	Aggregate Reserves

As of December 31, 2023, and 2022, the following table summarizes the aggregate reserves for the Company:

	2023	2022
Life, accident and health annual statement:
Life insurance, net	$634,180	$576,316
Accidental death benefits, net	6,195	5,187
Disability - active lives, net	14,588	11,823
Disability - disabled lives, net	7,478	8,267
Miscellaneous reserves, net	18,945	17,207

Total Aggregate Reserves	$681,386	$618,800

The Company had approximately $1,265,300 and $1,321,300 of insurance in force (after reinsurance ceded) for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Oklahoma as of December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, the total gross annuity actuarial reserves and deposit liabilities were approximately $4,075,240 and $3,654,544, respectively, and the net annuity actuarial reserves and deposit liabilities were approximately $4,070,716 and $3,649,768, respectively. The ceded amount of annuity actuarial reserves and deposit liabilities was approximately $4,524 and $4,776 as of December 31, 2023 and 2022, respectively. The Company’s earnings related to these products are impacted by conditions in the overall interest rate environment.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The following table summarizes the analysis of life and annuity actuarial reserves by withdrawal characteristics as of December 31, 2023 and 2022:

	Cash Value		Reserves
	2023	2022	2023	2022
Subject to discretionary withdrawal, surrender values or policy loans:
Term Policies with Cash Value	$1,450	$154	$900	$82
Universal Life	26,479	28,325	27,071	28,962
Universal Life with Secondary Guarantees	29,161	31,263	29,484	31,698
Other Permanent Cash Value Life Insurance	438,113	421,180	678,693	641,890
Miscellaneous Reserves	—	—	1,767	1,279
Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	257,000	254,437
Accidental Death Benefits	XXX	XXX	6,289	5,295
Disability - Active Lives	XXX	XXX	14,650	11,895
Disability - Disabled Lives	XXX	XXX	8,677	9,459
Miscellaneous Reserves	XXX	XXX	261,937	286,340

Total, gross	$495,203	$480,922	$1,286,468	$1,271,337

Reinsurance Ceded	208,806	215,756	605,082	652,537

Total, net	$286,397	$265,166	$681,386	$618,800

The amount of annuities (Group and Individual) with life contingencies as of December 31, 2023 and 2022 were as follows:

	General Accounts		Separate Account Nonguaranteed
Individual & Group Annuities	2023	2022	2023	2022
Subject to discretionary withdrawal
At book value less current surrender charge of 5% or more	$22,526	$23,617	$—	$—
At fair value	—	—	1,471,312	1,196,831
At book value without adjustment (minimal or no charge or adjustment)	2,249,614	2,185,759	—	—
Not subject to discretionary withdrawal	19,629	20,270	—	—

Total, gross	$2,291,769	$2,229,646	$1,471,312	$1,196,831

Reinsurance ceded	4,525	4,607	—	—

Total, net	$2,287,244	$2,225,039	$1,471,312	$1,196,831

The amount included in annuities subject to discretionary withdrawal at book value less current surrender charges of 5% or more that will move to annuities subject to discretionary withdrawal at book value without adjustments was $8,462 and $8,125 respectively as of December 31, 2023 and 2022.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The amount of deposit-type contract funds as of December 31, 2023 and 2022 were as follows:

	2023	2022
Subject to discretionary withdrawal, book value	$196	$243
Not subject to discretionary withdrawal	311,965	227,825

Total, gross	312,161	228,068
Reinsurance ceded	107	169

Total, net	$312,054	$227,899

Reconciliation of Reserves
	2023	2022
Life & Accident & Health Annual Statement
Annuities	$2,267,630	$2,204,769
Supplementary Contracts w/ Life Contingencies	19,614	20,270
Deposit-Type Contracts	312,054	227,899

Subtotal	2,599,298	2,452,938

Separate Accounts Annual Statement	1,471,312	1,196,831

Combined Total	$4,070,610	$3,649,769

(8)	Liability for Accident and Health Reserves

Activity in the liabilities for accident and health policy reserves and policy claims is summarized in the following table. The liabilities for accident and health policy reserves and policy claims include policy and contract claims in process and the corresponding claims reserve. The amounts are included as a component of the aggregate reserves for accident and health policies and the policy and contract claims presented in the accompanying Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

	2023	2022	2021
Liability beginning of year, net of reinsurance	$616,497	$595,747	$559,873
Incurred related to:
Current year	515,006	525,127	484,996
Prior years	(51,862)	(24,689)	(56,421)

Total incurred	463,144	500,438	428,575

Paid related to:
Current year	269,844	259,215	229,377
Prior years	214,607	220,473	163,324

Total paid	484,451	479,688	392,701

Liability end of year, net of reinsurance	$595,190	$616,497	$595,747

Reinsurance recoverable on paid losses was approximately $39 and $39 as of December 31, 2023 and 2022, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The liability for unpaid policy claims is comprised of claims incurred but not reported and claims reported and in course of settlement. The accident and health policy reserve includes a claim reserve of approximately $ 456,588 and $473,475 in 2023 and 2022, respectively, which represents the estimated present value of future benefits.

The liability for policy and contract claims presented in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus also included $21,008 and $18,600 of life contract claims as of December 31, 2023 and 2022, respectively.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $51,862 in 2023 from the prior year estimate. This decrease overall includes better than expected experience of approximately $38,012 for disability, $537 as group medical, and approximately $16,774 in all other lines of A&H business, and worse than expected experiences of approximately $3,461 for cancer/individual medical.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $24,689 in 2022 from the prior year estimate. This decrease overall includes better than expected experience of approximately $23,224 for disability, $ 3,622 as group medical, and approximately $1,448 in all other lines of A&H business, and worse than expected experiences of approximately $3,605 for cancer/individual medical.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $56,421 in 2021 from the prior year estimate. This decrease overall includes better than expected experience of approximately $32,544 for disability, $7,470 for cancer/individual medical, $14,920 as group medical, and approximately $1,487 in all other lines of A&H business.

The Company did not incur additional expense stemming from lawsuits for extra contractual obligations or bad faith in 2023, 2022 or 2021.

(9)	Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the Company’s statutory financial statements as of December 31, 2023 and 2022.

On March 6, 2019, Scottish Re US Inc. (“Scottish Re”), a reinsurance company domiciled in Delaware, was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware (the “Court”). The proposed Plan of Rehabilitation of Scottish Re was filed in the Court on June 30, 2020. On July 18, 2023, Scottish Re was declared insolvent and ordered into liquidated by the Court. As set forth in the Liquidation and Injunction Order (the “Order”), all agreements of reinsurance issued by Scottish Re were canceled September 30, 2023. At the time of cancellation, reinsurance recoverables on paid losses of approximately $2,454 related to Scottish Re were written off. Additionally, the Company removed an associated reserve credit of approximately $10,567 as of September 30, 2023. See Note 17 for impact of liquidation on Mid-Continent Life block of business.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The Company established a liquidation receivable of approximately $2,230, net of impairment of approximately $2,230; however, the timing of the receipt of payment is currently not known as the final liquidation policy and procedures documents have not yet been finalized by the Court. The liquidation receivable is an encumbered asset, and as a result, the Company elected to non-admit the full receivable. The Company will continue to monitor developments related to the Order, including any expected recovery of outstanding amounts receivable.

For reinsurance arrangements outside of Scottish Re, the estimated amounts that reduced the reserves for future policy benefits as of December 31, 2023 and 2022 for reinsurance ceded were approximately $938,193, and $974,382, respectively. As of December 31, 2023 and 2022, amounts that reduced the reserves for future policy benefits of approximately $563,571 and $588,847, respectively, were associated with one reinsurer.

Effective October 1, 2021, the company terminated a long-standing financial reinsurance treaty with RGA Reinsurance Company. The treaty provided surplus relief in the form of a reserve credit of $ 14,975. Upon termination, that reserve credit was eliminated. As a result, the company’s reserve liability increased by approximately $14,975.

As of December 31, 2023 and 2022, the Company had unsecured aggregate recoverable from the following reinsurers for policy and contracts claims, paid and unpaid, that exceeds 3% of the Company’s surplus, as follows:

Group	2023	2022
Hannover Reassurance (Ireland) LTD	$20,626	$18,671
Hannover Life Reassurance Company	6,607	8,954

Total group	$27,233	$27,625

Reinsurance agreements in effect for life insurance policies provide for retention amounts that vary according to the age of the insured and the type of risk. The maximum retention for most life insurance plans is $500. Lower limits apply for certain coverages. Higher amounts, not exceeding $1,000, are retained for certain policies that were reinsured under agreements terminated on September 30, 2023, due to the liquidation of Scottish Re. The maximum retention for currently issued group life insurance is $25, and the maximum retention for Latin American individual life insurance is $250. As of December 31, 2023 and 2022, the face amounts of life insurance in force that are reinsured amounted to approximately $ 6,591,884 and $7,117,114, respectively (approximately 17.13% and 19.75% of total life insurance in force, respectively).

Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. There are no accident and health reinsurance treaties subject to retention limits.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The effects of reinsurance agreements on earned premiums, prior to deductions for benefits and commission allowances, are as follows for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021
Reinsurance ceded	$107,609	$120,535	$198,837
Reinsurance assumed	29,904	62,769	48,061

Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $163,673, $153,860, and $213,213 for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company had no commutation of reinsurance or ceding entities that utilized captive reinsurers to assume reserves subject to the XXX/AXXX Captive Framework in 2023 or 2022.

The Company had no certified reinsurance rating downgraded or status subject to revocation. The Company had no reinsurance of variable annuity contracts/certificates with an affiliate captive reinsurer. There were no reinsurance agreements with affiliated captive reinsurers.

(10)	Federal Home Loan Bank Funding Agreement

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka, KS. Through its membership, the Company has issued debt to the FHLB Topeka in exchange for cash advances in the amount of $286,500 and $293,500 in funding agreements. The Company evaluates the agreements issued to the FHLB on an individual basis and accounts for them according to the substance of the individual arrangement. Funding agreements, including those used in an investment spread capacity, are accounted for in accordance with SSAP No. 52, Deposit-Type Contracts. Any funds obtained from the FHLB Topeka for use in general operations are accounted for consistently with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, the Company has acquired 269 shares of FHLB common stock with a total carrying value of approximately $26,887 and $27,270 as of December 31, 2023, and 2022, respectively.

(a)	FHLB Capital Stock

Aggregate totals as of December 31, 2023, and 2022:

	2023	2022
Membership Stock-Class A	$600	$600
Activity stock	25,600	26,050
Excess stock	687	620

Aggregate total	$26,887	$27,270

Actual or estimated borrowing capacity as determined by the insurer	$696,791	$689,002

As of December 31, 2023, $100 of Class A membership stock is eligible for redemption within six months. The remaining Class A membership stock is not eligible for redemption.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(b)	Collateral Pledged to FHLB

The Company is required to maintain a collateral security deposit against these borrowings with the custodian bank. As of December 31, 2023, assets having a fair value and carrying value of $806,024 and $1,001,265 respectively, were in a segregated fund at the custodian bank. For the year ended December 31, 2023, the maximum amount pledged had a fair value and a carrying value of $880,043 and $1,036,419, respectively. Total aggregate borrowings at the time of maximum collateral were $590,000.

As of December 31, 2022, assets having a fair value and carrying value of $816,043 and $971,233, respectively, were in a segregated fund at the custodian bank. For the year ended December 31, 2022, the maximum amount pledged had a fair value and a carrying value of $816,043 and $971,233, respectively. Total aggregate borrowings at the time of maximum collateral were $590,000.

(c)	FHLB Borrowings

As of December 31, 2023, and 2022, the face amount and carrying value of borrowings accounted for as debt were $286,500 and $381,500, respectively. These borrowings have issue dates ranging from 2014 to 2021.

Interest accrues at a rate of 0.53% to 5.53%. The effective interest rate was 2.91%. FHLB has the option to convert the initial rate of interest to an adjustable rate of interest on one of these borrowings. If FHLB exercises its conversion option, the Company may prepay the advance in full or in part without fee on the initial rate reset date and any subsequent rate reset date.

Interest paid on advances during the years ended December 31, 2023, 2022, and 2021 was approximately $9,158, $9,443, and $10,681, respectively, and is included in investment expenses in net investment income in the accompanying Statutory Statements of Operations. As of December 31, 2023, and 2022, $713 and $802 in interest were due on these advances for each year, respectively.

The maximum amount of aggregate borrowings during the year was $600,000.

Scheduled maturities (excluding interest) of the above indebtedness as of December 31, 2023, were as follows:

2024	$62,500
2025	60,000
2026	65,000
2027	66,500
2028	32,500

$286,500

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(11)	Income Taxes

The Company determined its income taxes pursuant to SSAP No. 101, Income Taxes, for the year ended December 31, 2023 and 2022.

The Company’s net deferred tax assets and deferred tax liabilities as of December 31 and the change from the prior year are comprised of the following components:

	2023			2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$131,990	$1,415	$133,405	$123,483	$264	$123,747	$8,507	$1,151	$9,658
Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	131,990	1,415	133,405	123,483	264	123,747	8,507	1,151	9,658
Deferred tax asset nonadmitted	53,979	—	53,979	43,812	—	43,812	10,167	—	10,167

Sub-total net admitted deferred tax assets	78,011	1,415	79,426	79,671	264	79,935	(1,660)	1,151	(509)
Deferred tax liabilities	25,872	7,129	33,001	25,719	11,228	36,947	153	(4,099)	(3,946)

Net admitted deferred tax assets (liabilities)	$52,139	$(5,714)	$46,425	$53,952	$(10,964)	$42,988	$(1,813)	$5,250	$3,437

Management has reviewed whether a valuation allowance is needed on its total gross deferred tax assets reported above based on factors such as past history and trends, projected taxable income, and expiration of carryforwards. Management believes that in 2023 and 2022 it is more likely than not that the results of operations will generate sufficient taxable income to realize its gross deferred tax assets on ordinary items. Additionally, in 2023 and 2022, management believes that there are sufficient capital gains available in its capital assets portfolio and that holding its fixed debt securities in a loss position to maturity or recovery substantiates the Company’s ability to realize its gross deferred tax assets on capital items. Therefore, no statutory valuation allowance adjustments are needed in 2023 or 2022.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The Company’s admission calculation components are as follows:

	2023			2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation. (The lesser of (b)1 and (b)2 below):

1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	45,266	1,159	46,425	42,988	—	42,988	2,278	1,159	3,437
2. Adjusted gross deferred tax assets allowed per limitation threshold	—	—	96,580	—	—	87,786	—	—	8,794
Lesser of b(1) or b(2)	45,266	1,159	46,425	42,988	—	42,988	2,278	1,159	3,437
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	32,745	256	33,001	36,683	264	36,947	(3,938)	(8)	(3,946)

Deferred tax assets admitted
Total ((a) + (b) + (c ))	$78,011	$1,415	$79,426	$79,671	$264	$79,935	$(1,660)	$1,151	$(509)

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	776%	621%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b) 2 above	$643,870	$585,237

As of December 31, the change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the nonadmitted deferred tax assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Changes in Capital and Surplus):

	2023	2022	Change
Gross deferred tax assets	$133,405	$123,747	$9,658
Gross deferred tax liabilities	33,001	36,947	(3,946)

Net deferred tax assets/deferred tax liabilities	100,404	86,800	13,604
Tax effect of unrealized (gains)	(6,146)	(10,276)	4,130

Net deferred income taxes	$106,550	$97,076	$9,474

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The impact of the Company’s tax planning strategies as of December 31 is as follows:

	2023		2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$131,990	$1,415	$123,483	$264	$8,507	$1,151
Percentage of adjusted gross deferred tax assets attributabe to the impact of tax planning strategies	—%	1.1%	—%	0.2%	—%	0.9%
Net admitted adjusted gross deferred tax assets	$78,011	$1,415	$79,671	$264	$(1,660)	$1,151
Percentage of net admitted adjusted gross deferred tax asset attributable to the impact of tax planning strategies	—%	1.8%	—%	0.3%	—%	1.5%

None of the Company’s tax-planning strategies include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

As of December 31, current income taxes incurred consist of the following major components:

	2023	2022	Change
Current federal income tax – operations	$48,110	$34,892	$13,218
Foreign income tax	—	—	—

Subtotal	48,110	34,892	13,218
Current federal income tax on capital gains taxes incurred	263	(26)	289

Federal and foreign income taxes incurred	$48,373	$34,866	$13,507

	2022	2021	Change
Current federal income tax – operations	$34,892	$38,090	$(3,198)
Foreign income tax	—	—	—

Subtotal	34,892	38,090	(3,198)
Current federal income tax on capital gains taxes incurred	(26)	6,564	(6,590)

Federal and foreign income taxes incurred	$34,866	$44,654	$(9,788)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

As of December 31, deferred income tax assets and liabilities consist of the following major components:

	2023	2022	Change
Deferred tax assets:
Ordinary:
Discounting of unpaid losses	$16,431	$15,935	$496
Policyholder reserves	22,451	20,683	1,768
Investments	—	116	(116)
Deferred acquisition costs	60,238	55,380	4,858
Fixed assets	4,135	4,242	(107)
Compensation and benefits accrual	13,554	11,905	1,649
Pension accrual	4	2,104	(2,100)
Receivables – nonadmitted	11,389	11,082	307
Other	3,788	2,036	1,752

Subtotal	131,990	123,483	8,507
Nonadmitted	53,979	43,812	10,167

Admitted ordinary deferred tax assets	78,011	79,671	(1,660)

Capital:
Investments	255	264	(9)
Real Estate	1,160	—	1,160

Admitted capital deferred tax assets	1,415	264	1,151

Admitted deferred tax assets	79,426	79,935	(509)

Deferred tax liabilities:
Ordinary:
Investments	133	—	133
Deferred and uncollected premium	20,421	20,617	(196)
Other	5,318	5,102	216

Subtotal	25,872	25,719	153

Capital:
Investments	7,129	11,146	(4,017)
Real estate	—	82	(82)

Subtotal	7,129	11,228	(4,099)

Deferred tax liabilities	33,001	36,947	(3,946)

Net deferred tax assets	$46,425	$42,988	$3,437

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The following items are included in other ordinary deferred tax liabilities:

	2023	2022	Change
Change in reserve method	$3,356	$5,048	$(1,692)
Scottish Re liquidation receivable allowances	1,962	—	1,962
Other (items < 5% of total ordinary tax liabilities)	—	54	(54)

Total	$5,318	$5,102	$216

The Company’s income tax incurred and change in deferred tax differ from the amount obtained by applying the federal statutory rate of 21% to income before income taxes and net realized capital gains (losses) as follows:

	2023	Effective 2023 tax rate	2022	Effective 2022 tax rate	2021	Effective 2021 tax rate
Income before taxes and realized captial gains	$241,133	—%	$202,032	—%	$190,224	—%
Income tax expense at 21% statutory rate	50,638	21.00%	42,427	21.00%	39,947	21.00%
Increase (decrease) in tax resulting from:
Dividends received deduction	(1,081)	-0.4%	(987)	-0.5%	(1,191)	-0.6%
Nondeductible expenses for meals and other items	(68)	0.0%	(887)	-0.4%	(433)	-0.2%
Management fees	(2,667)	-1.1%	(3,465)	-1.6%	(945)	-0.5%
Tax credits	(1,717)	-0.7%	(1,753)	-0.9%	(1,898)	-1.0%
Tax-exempt income	(2,089)	-0.9%	(2,361)	-1.2%	(2,415)	-1.3%
Tax adjustment for IMR	(2,117)	-0.9%	(2,367)	-1.2%	(2,620)	-1.4%
Deferred tax benefit on nonadmitted assets	(307)	-0.1%	(2,116)	-1.0%	(2,128)	-1.1%
Timing differences on realized gains and losses	(1,037)	-0.4%	480	0.2%	(396)	-0.2%
Prior year return to provision and amended return adjustments	(919)	-0.4%	(1,333)	-0.7%	(1,302)	-0.7%

Total income tax expected	$38,636	16.1%	$27,638	13.7%	$26,619	14.0%

Current income taxes incurred (excludes tax on net realized gains and losses)	$48,110	20.0%	$34,892	17.3%	$38,090	20.0%
Net change in deferred income taxes (excludes tax on unrealized gains and losses)	(9,474)	-3.9%	(7,254)	-3.6%	(11,471)	-6.0%

Total income tax reported	$38,636	16.1%	$27,638	13.7%	$26,619	14.0%

As of December 31, 2023, there are no operations loss deductions, capital loss, or tax credit carryforwards available for tax purposes. For purposes of the Corporate Alternative Minimum Tax (“CAMT”), the Company is a nonapplicable reporting entity.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital	Total
December 31, 2023	$—	$—	$—
December 31, 2022	$—	$63	$63
December 31, 2021	$—	$6,781	$6,781

Capital losses can be carried back three years to the extent that capital gains were generated in the carryback years. The amounts in this table represent the income tax incurred on capital gains in the current and prior years that will be available for recoupment in the event of future net capital losses.

As of December 31, 2023, there were no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company is included in a consolidated federal income tax return with the following entities:

American Fidelity Corporation	Home Rentals Inc.
American Public Life Insurance Company	Apple Creek Apartments, Inc.
American Fidelity Securities, Inc.	American Fidelity International Holdings, Inc.
Market Place Realty Corporation	AF Apartments, Inc.
American Fidelity General Agency, Inc.	American Fidelity Property Services, LLC
First Financial Securities of America, Inc.	American Fidelity Community Services, Inc.
American Fidelity Property Company	InvesTrust
AF Professional Employment Group, LLC	American Fidelity Administrative Services, LLC
Alcott HR Group, LLC

The method of tax allocation between the companies is subject to a written agreement approved by the Board of Directors. Allocation is based on separate return calculations at the group’s effective tax rate with current credit for net losses. Intercompany tax balances are settled annually.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

As of December 31, 2023, the Company did not owe or pay any Repatriation Transition Tax installments under the Tax Cuts and Jobs Act of 2017.

As of December 31, 2023, the Company has no AMT credit carryforward.

The Company files income tax returns in the US federal jurisdiction and various states. The Company is no longer subject to US federal income tax examinations for years prior to 2017 and state and local income tax examinations for years prior to 2016. The Company is not currently under examination by any taxing authority.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(12)	Employee Benefit Plans

The Company participates in a pension plan (the Plan), sponsored by AFC, and is not directly liable for obligations under the Plan. The Plan covers all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $5,000, $14,800 and $29,568 to the Plan during the years ended December 31, 2023, 2022 and 2021, respectively. AFC also offers certain postretirement benefits other than the Plan.

The Company participates in a defined-contribution thrift and profit-sharing plan as provided under Section 401(a) of the Code, which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $14,136, $12,437 and $11,047 to this plan during the years ended December 31, 2023, 2022 and 2021, respectively.

(13)	Leases

The Company leases various properties to nonaffiliates under operating lease agreements, which expire or are cancelable within one year. The properties leased are included in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as investment real estate. Rental income on these properties is included in the Statutory Statements of Operations as net investment income.

Investment real estate held for lease is as follows as of December 31:

	2023	2022
Land and buildings, net of encumbrances	$46,156	$48,939
Less accumulated depreciation	(21,207)	(19,160)

Net investment in real estate held for lease	$24,949	$29,779

Rent expense for the years ended December 31, 2023, 2022 and 2021 was approximately $26,832, $25,182 and $25,143, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The approximate aggregate minimum annual rental commitments as of December 31, 2023, under noncancelable long-term leases for office space are as follows:

2024	$7,932
2025	7,499
2026	7,228
2027	6,722
2028	6,684
2029 and thereafter	67,085

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(14) Transactions with Affiliates

The following is a summary of the significant ownership and affiliated entity relationships that existed as of December 31, 2023:

William M. Cameron and Lynda L. Cameron	American Fidelity Community Services, Inc.
Cameron Associates, Inc.	American Fidelity General Agency, Inc.
American Fidelity Corporation	American Fidelity Property Company and its affiliates
American Public Life Insurance Company	American Fidelity Property Services, LLC
American Fidelity International (Bermuda) Ltd.	Apple Creek Apartments, Inc.
Cameron Ventures, LLC	Home Rentals, Inc. and its affiliates
American Fidelity Securities, Inc.	InvesTrust Wealth Management, LLC and its affiliates
First Financial Securities of America, Inc.	InvesTrust
9000 Broadway Owners Association, LLC	Market Place Realty Corporation
AF Apartments, Inc.	Oklahoma Winery Partners, LLC
AF Professional Employment Group, LLC	Vintage Oakville Cross, LLC and its affiliate
Alcott HR Group, LLC, and its affiliates	Cameron Capital Management, Inc. and its affiliates
American Fidelity Administrative Services, LLC	Cameron Family Legacy Fund, LP and its affilitates
Cameron Enterprises A Limited Partnership and its affiliates
American Fidelity International Holdings, Inc. and its affiliates

See ultimate parent and ownership disclosed in Note 1a. As of December 31, 2023 and 2022, the Company reported approximately $5,237 and $7,012, respectively, as a net amount payable to AFC.

The Company leases office space from an affiliate company, Cameron Family Legacy Fund, LP. The rent payments associated with this lease were approximately $12,540, $10,922 and $10,572 in 2023, 2022 and 2021, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, AFC provides certain services on a cost basis with no mark- up. During the years ended December 31, 2023, 2022 and 2021, the Company paid management fees to AFC totaling approximately $10,029, $8,806 and $15,129, respectively. Additionally, the Company incurred and paid costs throughout 2020 for an internal systems development project. These amounts relate primarily to costs incurred by the parent related to software and are settled within the terms of the service agreement. In 2021, the Company discontinued the leasing agreement and accelerated the remaining payments due. Lease expense related to this agreement was $4,138 in 2021.

The Company leases automobiles, furniture, and equipment from CEALP that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2023, 2022 and 2021, payments under these leases were approximately $11,831, $10,964 and $11,347, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, the Company provides certain services to American Fidelity International (Bermuda) Ltd. (AFIBL). AFIBL paid management fees to the Company of approximately $3,078 for each of the years ended December 31, 2023, 2022 and 2021.

Under a service agreement approved by the Oklahoma Insurance Department, the Company provides certain services to APL. APL paid management fees to the Company of approximately $2,200, $1,750, and $1,750 for each of the years ended December 31, 2023, 2022, and 2021.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

During the years ended December 31, 2023, 2022 and 2021, the Company paid investment advisory fees to a subsidiary of the partnership that owns a controlling interest in AFC totaling approximately $26,781, $23,435 and $18,758, respectively.

(15)	Commitments and Contingencies

(a)	Commitments

As of December 31, 2023, and 2022, the Company had future commitments of $36,894 and $29,493, respectively, on its investments in limited partnerships, $6,700 and $4,550, respectively, in commercial mortgage loans, and $ 4,146 and $4,039, respectively in bank loans. These limited partnerships are part of the Company’s private equity program. Underlying partnership assets are primarily unaffiliated common or preferred stocks. The funding commitments relate to future equity stakes taken in a portfolio of private companies.

(b)	Guaranty Association Assessments

The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available, which could result in changes to the estimated liabilities. As of December 31, 2023 and 2022, liabilities for guaranty association assessments totaled approximately $1,899 and $1,555, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2023, 2022 and 2021.

(c)	Litigation

In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management’s opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company’s financial position.

(16)	Health Savings Accounts

The Company acts as a custodian and administrator for health savings accounts (HSA). As of December 31, 2023 and 2022, the company reported $227,240 and $228,279, respectively, of cash held as a custodian for HSA accounts in Cash and short-term investments respectively. The company maintains an offsetting liability of $227,240 and 228,279, respectively, in other liabilities on the Statutory Statement of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2023 and 2022.

(17)	Acquired Business – Mid-Continent Life Insurance Company

Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $ 552,097 and $578,454 to HLR and maintaining a funds withheld liability as of December 31, 2023 and 2022, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Under the terms of the agreement with the receiver, the Company guaranteed the amount of premiums charged under the assumed “Extra-Life” contracts would not increase during the 17-year period beginning December 31, 2000 and would only increase thereafter if certain conditions were met. Since 2018, the Company has demonstrated to the Oklahoma Department of Insurance that those certain conditions had been met and the company has implemented rate increases every year since then. The Company also guaranteed that the current dividend scale on the assumed “Extra-Life” contracts would not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra Life” contract were no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma.

As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of the initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR. The SPR was approximately $234,433 and $256,018 for 2023 and 2022, respectively.

Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. There was no experience refund earned by the Company in 2023 and 2022. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying statement of operations. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in the Company’s investment income, and administrative expense allowances paid to the Company are reported as a reduction of the Company’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying statement of operations.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

As indicated in Note 9, one of the Company’s reinsurers, Scottish Re, was declared insolvent and ordered liquidated by the Court. Reinsurance coverage was cancelled as of September 30, 2023. As a result of the cancellation of the treaty, the reinsurance recoverable on paid losses of approximately $1,865 and the reserve credit of approximately $1,983 related to Scottish Re for the MCL block of business were transferred to Hannover in accordance with the assumption agreement between the Company and Hannover. In addition, the Company recorded a liquidation receivable of approximately $11,504, net of impairment of $11,504, which was also transferred to Hannover in accordance with that same assumption agreement.

(18)	Life Contracts – Premiums

Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2023		2022
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$43,299	$4,416	$36,901	$3,846
Ordinary renewal	72,600	51,036	66,459	47,902
Group Life	150	150	262	262

Total	$116,049	$55,602	$103,622	$52,010

(19)	Managing General Agents and Third-Party Administrators

There are no Managing General Agents or Third-Party Administrators arrangements with direct written premium greater than 5% of surplus as of December 31, 2023, 2022 and 2021, respectively. Total aggregate direct written premium was approximately $26,165, $38,210 and $39,016 as of December 31, 2023, 2022 and 2021, respectively.

(20)	Guaranty Assessments

As of December 31, 2023, the Company did not receive notice of any assessments that would have a material financial impact.

The amount of recognized liabilities under SSAP No. 35R Accounting for Guaranty Funds and Other Assessments is approximately $1,899 and the related asset for premium tax credits is approximately $397 The Company expects that the assessments would be billed and paid over the next year and the majority of the premium tax offsets would be realized over the next five years after that.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$1,084
Decreases current year:
Premium tax offset applied	251
Payments on insolvencies which were set up as payables prior to the current year	56
Reduction in the estimated assessment liability based on the new projections at the end of the current year	13
Increases current year:
Assessment payments less refunds on insolvencies billed during the current year	220
Adjusted the liability to remove payments on insolvencies which are no longer part of the projected liability	279
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$1,263

(21)	Subsequent Events

There were no material events that occurred subsequent to December 31, 2023. The Company has evaluated events subsequent through April 12, 2024, the date the statutory audited financial statements were issued.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule I - Summary of Investments-Other than Investments in Related Parties

December 31, 2023

(Dollar amounts in thousands)

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
Bonds:
United States government and government agencies and authorities	$513	$466	$513
Special revenue	370,442	317,991	370,442
States, municipalities and political subdivisions	740,641	608,039	740,641
All other corporate and mortgage-backed bonds[1]	3,722,448	3,289,893	3,722,448

Total bonds:	4,834,044	4,216,389	4,834,044
Equity securities:
Preferred stock	$5,223	$5,742	$5,242
Common stock - unaffiliated	22,109	28,872	28,872

Total equity securities:	27,332	34,614	34,114
Mortgage loans on real estate	766,364	714,308	766,364
Real estate	27,190	27,119	27,190
Cash and short-term investments	277,571	277,571	277,571
Contract loans	50,836	50,836	50,836
Other long-term investments	168,423	188,101	187,000
Receivable for securities	3,990	3,990	3,990

Total investments	$6,155,750	$5,512,928	$6,181,109

¹	The amount shown on the balance sheet for NAIC 6 bonds are presented at fair value as fair value is lower than cost.

See accompanying independent auditor’s report.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule III- Supplementary Insurance Information

December 31, 2023

(Dollar amounts in thousands)

	As of December 31,				For the years ended December 31,
Segment	Deferred policy acquisition cost (1)	Future policy benefits losses, claims and loss expenses (3)	Unearned premiums (3)	Other policy claims and benefits payable (3)	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs (1)	Other operating expense	Premiums written (2)
2023
Life	$—	$681,386	$—	$21,739	$207,940	$55,063	$48,358	$—	$61,931	—
Annuity	—	2,267,630	—	162	237,502	100,702	211,272	—	68,336	—
Supplementary Contract	—	19,614	—	17,507	235	696	2,134	—	12	—
Accident and Health	—	911,486	5,491	149,633	1,044,994	39,785	480,031	—	446,425	—

Total	$—	$3,880,116	$5,491	$189,041	$1,490,671	$196,246	$741,795	$—	$576,704	—

2022
Life	$—	$618,800	$—	$19,392	$184,668	$52,788	$49,627	$—	$58,864	—
Annuity	—	2,204,769	—	122	236,327	84,123	176,094	—	68,961	—
Supplementary Contract	—	20,270	—	18,765	685	584	1,846	—	(29)	—
Accident and Health	—	893,341	5,459	153,058	1,027,016	38,518	495,236	—	421,384	—

Total	$—	$3,737,180	$5,459	$191,337	$1,448,696	$176,013	$722,803	$—	$549,180	—

2021
Life	$—	$574,609	$—	$17,578	$165,920	$51,303	$54,330	$—	$73,284	—
Annuity	—	2,119,898	—	98	240,939	85,553	371	—	49,105	—
Supplementary Contract	—	20,764	—	20,488	703	1,006	1,862	—	79	—
Accident and Health	—	861,716	5,291	137,538	895,003	41,782	399,067	—	386,873	—

Total	$—	$3,576,987	$5,291	$175,702	$1,302,565	$179,644	$455,630	$—	$509,341	—

(1)	Does not apply to financial statements of life insurance companies which are prepared on a statutory basis.
(2)	Does not apply to life insurance.
(3)	Advance premiums and other deposit funds are included in other policy claims and benefits payable.

See accompanying independent auditor’s report.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule IV- Reinsurance

December 31, 2023

(Dollar amounts in thousands)

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2023:
Life insurance in force	$38,474,535	$6,592	$—	$38,467,943	N/A
Premiums:
Life insurance	$495,652	$50,210	$—	$445,442	N/A
Accident and health insurance	1,072,489	57,399	29,904	1,044,994	2.86%

Total premiums	$1,568,141	$107,609	$29,904	$1,490,436	2.01%

Year ended December 31, 2022:
Life insurance in force	$36,030,270	$7,117	$—	$28,913	N/A
Premiums:
Life insurance	$468,554	$47,559	$—	$420,995	N/A
Accident and health insurance	1,037,223	72,976	62,769	1,027,016	6.11%

Total premiums	$1,505,777	$120,535	$62,769	$1,448,011	4.33%

Year ended December 31, 2021:
Life insurance in force	$34,075,854	$7,440,245	$—	$26,635,609	N/A
Premiums:
Life insurance	$452,227	$46,367	$—	$405,860	N/A
Accident and health insurance	999,411	152,469	48,061	895,003	5.37%

Total premiums	$1,451,638	$198,836	$48,061	$1,300,863	3.69%

See accompanying independent auditor's report.

PART C

OTHER INFORMATION

ITEM 27.	EXHIBITS

a	Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account B. Incorporated by reference to Exhibit 99.B1 to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

c	Amended and Restated Principal Underwriter’s Agreement dated June 10, 2006 between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. Incorporated by reference to Exhibit 3 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.

c.1	First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009. Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

c.2	Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012. Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 60 to Registrant’s registration statement on Form N-4 filed on April 30, 2012.

c.3	Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015. Incorporated by reference to Exhibit 3.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

c.4	Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018. Incorporated by reference to Exhibit 3.4 to Registrant’s Registration Statement on Post-Effective Amendment No. 28 to Form N-4 filed on April 30, 2020.

c.5	Fifth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 17, 2021. Incorporated by reference to Exhibit 3.5 to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-4 filed on April 27, 2023.

d.1	Flexible Premium Variable and Fixed Deferred Annuity. Incorporated by reference to Exhibit 99.B4(i) to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

d.2	Loan Rider. Incorporated by reference to Exhibit 99.B4(ii) to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

d.3	403(b) Annuity Rider. Incorporated by reference to Exhibit 99B.4(iii) to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

d.4	Individual Retirement Annuity Rider. Incorporated by reference to Exhibit 99.B4(iv) to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

d.5	Flexible Premium Variable and Fixed Deferred Annuity (variable guaranteed minimum interest rate). Incorporated by reference to Exhibit 4.6 to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-4 filed on April 26, 2004.

d.6	403(b) Plan Loan Rider. Incorporated by reference to Exhibit 4.7 to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-4 filed on April 26, 2004.

d.7	403(b) Annuity Rider. Incorporated by reference to Exhibit 4.8 to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-4 filed on April 26, 2004.

e	Application Form. Incorporated herein by reference to Exhibit 99.B5 to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

f.1	Articles of Incorporation of American Fidelity Assurance Company. Incorporated by reference to Exhibit 99.B6(i) to Pre-Effective Amendment No. 1 to Registrant’s registration statement on Form N-4 filed on October 10, 1997.

f.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997. Incorporated by reference to Exhibit 99.B6(ii) to Post-Effective Amendment No. 1 to Registrant’s registration statement on Form N-4 filed on April 24, 1998.

h.1	Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.1.1	Amendment No. 1 to Fund Participation and Service Agreement, dated November 14, 2017 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

h.1.2	Amendment No. 2 to Fund Participation and Service Agreement dated September 19, 2018 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1.2 to Post-Effective Amendment No. 33 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

h.1.3	Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company. Incorporated by reference to Exhibit 8.1.1 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.1.4	Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company. Incorporated by reference to Exhibit 8.1.2 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.1.5	Amendment No. 1 to Business Agreement dated September 19, 2018 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. Incorporated by reference to Exhibit 8.1.5 to Post-Effective Amendment No. 33 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

h.2	Fund Participation Agreement dated May 13, 1997 between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment thereto effective January 1, 1999. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 2 to Registrant’s registration statement on Form N-4 on April 30, 1999.

h.2.1	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), dated March 1, 2001. Incorporated by reference to Exhibit 8.3 to Post-Effective Amendment No. 5 to Registrant’s registration statement on Form N-4 filed on April 30, 2001.

h.2.2	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002. Incorporated by reference to Exhibit 8.5 to Post-Effective Amendment No. 7 to Registrant’s registration statement on Form N-4 filed April 7, 2003.

h.2.3	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated November 1, 2010. Incorporated by reference to Exhibit 8.3.3 to Post-Effective Amendment No. 18 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.2.4	Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 15, 2011. Incorporated by reference to Exhibit 8.3.9 to Post-Effective Amendment No. 18 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.2.5	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc. (formerly known as “The Dreyfus Life and Annuity Index Fund, Inc. [d/b/a/ Dreyfus Stock Index Fund]”), and The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly known as “The Dreyfus Socially Responsible Growth Fund, Inc.) dated July 1, 2017. Incorporated by reference to Exhibit 8.3.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

h.2.6	Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation. Incorporated by reference to Exhibit 8.18 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed March 31, 2005.

h.2.7	Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999. Incorporated by reference to Exhibit 8.19 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed March 31, 2005.

h.2.8	Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005. Incorporated by reference to Exhibit 8.23 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-4 filed April 27, 2005.

h.2.9	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010. Incorporated by reference to Exhibit 8.3.7 to Post-Effective Amendment No. 18 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.2.10	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated July 1, 2017. Incorporated by reference to Exhibit 8.3.10 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

h.2.11	2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.3.6 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.

h.3	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005. Incorporated by reference to Exhibit 8.26 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-4 filed April 27, 2005.

h.3.1	Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.5.1 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.

h.3.2	Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010. Incorporated by reference to Exhibit 8.5.2 to Post-Effective Amendment No. 17 to Registrant’s registration statement on Form N-4 filed on April 29, 2010.

h.3.3	Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended. Incorporated by reference to Exhibit 8.4.3 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.3.4	Amendments dated July 30, 2014 to Schedule B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended. Incorporated by reference to Exhibit 8.4.4 to Post-Effective Amendment No. 33 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

h.4	Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. effective October 1, 2017. Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

h.4.1	First Amendment to Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, LLC effective October 1, 2020. Incorporated by reference to Exhibit 8.5.1 to Post-Effective Amendment No. 33 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

h.4.2*	Second Amendment to Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, LLC effective October 1, 2023.

k*	Opinion and Consent of Counsel (McAfee & Taft A Professional Corporation).

l*	Consent of Independent Auditor and Independent Registered Public Accounting Firm (Deloitte & Touche LLP).

x	Power of Attorney. Incorporated by reference to Exhibit x to Registrant’s Registration Statement on Post-Effective Amendment No. 30 to Form N-4 filed on April 28, 2021.

y*	Relationship chart.

*	Filed herewith.

ITEM 28.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the executive officers and directors of American Fidelity Assurance Company:

Name and Principal Business Address	Positions and Offices with Depositor
Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director

John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director

Ronald J. Byrne 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President

Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Board Chair, Chief Executive Officer, Director

John K. Cassil 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, Chief Financial Officer, Treasurer

William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Board Chair, Director

Theodore M. Elam 8th Floor, Two Leadership Square 211 North Robinson Oklahoma City, Oklahoma 73102	Director

Lynn C. Fritz 3909 Frei Road Sebastopol, CA 95472	Director

Caroline L. Ikard 9000 Cameron Parkway Oklahoma City, OK 73114	Director

Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, General Counsel, Secretary

Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director

Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

Jeanette Rice 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President, Chief Operations Officer

Henry Sohn 45B Portage Avenue Palo Alto, CA 94306	Director

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

A relationship chart is included as Exhibit y. The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 30.	INDEMNIFICATION

The Bylaws of American Fidelity Assurance Company (Article XI) provide, in part, that:

(a) American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of or with the consent of American Fidelity Assurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

(b) American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

(c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	PRINCIPAL UNDERWRITERS

(a) American Fidelity Securities, Inc. is the principal underwriter for the Registrant, American Fidelity Separate Account A and American Fidelity Separate Account C.

(b) The following persons are the officers and directors of American Fidelity Securities, Inc. The principal business address for each of the following officers and directors is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Director, Vice President AML; Investment Company and Variable Contract Products Principal

Taryn Colon	Assistant Vice President, Principal Financial Officer and Treasurer, Financial and Operations Principal

Sal Cristofaro	Vice President, Principal Operations Officer; Investment Company and Variable Contract Products Principal; Introducing Broker-Dealer Financial and Operations Principal

A. Faith Grant	Director; Investment Company and Variable Contract Products Principal

Christopher T. Kenney	Board Chair, Chief Executive Officer and President; Investment Company and Variable Contract Products Principal

Linda Overfield	Assistant Vice President AML, Privacy, Licensing; Investment Company and Variable Contract Products Principal

Jennifer Wheeler	Vice President, Chief Compliance Officer and Secretary; Investment Company and Variable Contract Products Principal

Shirley K. Williams	Assistant Vice President; Financial and Operations Principal

(c) The commissions received by American Fidelity Securities, Inc. in connection with Separate Account B in 2023 were $1,852,656, representing the 0.10% Distribution Fee, withdrawal charges and policy maintenance charge to the Registrant. It received no other compensation from or on behalf of the Registrant during the year.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

This information is included in the Registrant’s most recent report on Form N-CEN.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	FEE REPRESENTATION

American Fidelity Assurance Company hereby represents that the fees and charges deducted under the policies described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

OTHER REPRESENTATIONS

American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 26, 2024.

AMERICAN FIDELITY SEPARATE ACCOUNT B (Registrant) By: American Fidelity Assurance Company (Depositor)

By:	/s/ Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)

By:	/s/ Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below as of April 26, 2024.

Signature

/s/ Gregory S. Allen*	/s/ Lynn Fritz*
Gregory S. Allen, Director	Lynn Fritz, Director

/s/ John M. Bendheim*	/s/ Caroline Ikard*
John M. Bendheim, Director	Caroline Ikard, Director

/s/ Ronald J. Byrne*	/s/ Paula Marshall*
Ronald J. Byrne, Senior Vice President	Paula Marshall, Director

/s/ Lynda L. Cameron*	/s/ Tom J. McDaniel*
Lynda L. Cameron, Director	Tom J. McDaniel, Director

/s/ William M. Cameron*	/s/ Jeanette Rice*
William M. Cameron, Chairman of the Board and Chief Executive Officer	Jeanette Rice, President and Chief Operations Officer (Principal Executive Officer)

/s/ John Cassil*	/s/ Henry Sohn*
John Cassil, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	Henry Sohn, Director

/s/ William E. Durrett*
William E. Durrett, Senior Chairman of the Board and Director

/s/ Theodore M. Elam*
Theodore M. Elam, Director

*By:	/s/ Chris Kenney
Chris Kenney, Attorney in fact, pursuant to the Power of Attorney filed herewith.